                                                                   Exhibit 10.37

WTC-SOL3195                                        LEASE NO. WT-3636-A-53 (2901)
================================================================================

                               THE PORT AUTHORITY
                           OF NEW YORK AND NEW JERSEY

                               WORLD TRADE CENTER

                          ----------------------------

                               AGREEMENT OF LEASE

                                     Between

                              THE PORT AUTHORITY OF
                             NEW YORK AND NEW JERSEY

                                       And

                            BROADVIEW NETWORKS, INC.

                          ----------------------------

================================================================================

Section 1.  Letting ........................................................   1
Section 2.  Term ...........................................................   1
Section 3.  Rights of User by the Lessee ...................................   2
Section 4.  Basic Rental ...................................................   2
Section 5.  Governmental Requirements ......................................   2
Section 6.  Rules and Regulations ..........................................   3
Section 7.  Responsibilities of the Lessee .................................   3
Section 8.  Maintenance and Repair .........................................   4
Section 9.  Casualty .......................................................   5
Section 10. Indemnity ......................................................   6
Section 11. Ingress and Egress .............................................   6
Section 12. Construction by the Lessee .....................................   7
Section 13. Signs ..........................................................  10
Section 14. Injury and Damage to Person or Property ........................  10
Section 15. Additional Rent and Charges ....................................  11
Section 16. Rights of Entry Reserved .......................................  11
Section 17. Condemnation ...................................................  12
Section 18. Abatement of Rental ............................................  13
Section 19. Assignment and Sublease ........................................  13
Section 20. Termination ....................................................  14
Section 21. Right of Re-entry ..............................................  16
Section 22. Survival of the Obligations of the Lessee ......................  16
Section 23. Reletting by the Port Authority ................................  17
Section 24. Waiver of Redemption ...........................................  18
Section 25. Remedies and Suits Against the Lessee ..........................  18
Section 26. Surrender ......................................................  18
Section 27. Acceptance of Surrender of Lease ...............................  18
Section 28. Brokerage ......................................................  18
Section 29. Notices ........................................................  19
Section 30. Payments .......................................................  19
Section 31. Subordination ..................................................  19
Section 32. Quiet Enjoyment ................................................  19
Section 33. Non-Liability of Individuals ...................................  20
Section 34. Headings .......................................................  20
Section 35. Construction and Application of Terms ..........................  20
Section 36. Definitions ....................................................  20
Section 37. Liability Insurance ............................................  21
Section 38. Late Charges ...................................................  23
Section 39. Force Majeure ..................................................  23
Section 40. Premises .......................................................  23
Section 41. Governmental Compliance ........................................  24
Section 42. Services and Utilities .........................................  24
Section 43. Security Deposit or Letter of Credit ...........................  27
Section 44. Additional Right of Termination ................................  28
Section 45. Entire Agreement ...............................................  30

WTC-SOL-91295

                  THIS AGREEMENT, was made as of the 19th day of January, 2000, by and between THE PORT AUTHORITY OF NEW YORK AND NEW JERSEY (hereinafter called the "Port Authority"), a body corporate and politic, created by Compact between the States of New Jersey and New York, with the consent of the Congress of the United States of America, and having an office at One World Trade Center, in the Borough of Manhattan, City, County, and State of New York and Broadview Network, Inc. (hereinafter called the "Lessee"), a corporation of the State of New York having its principal place of business at 45-18 Court Square, Long Island City, NY 11101, whose representative is Scott Matukas, whose Employer Identification Number is 16-1401082, whose security deposit is $50,000.00, and whose Broker is Equis Corporation, a corporation of the State of New York having its principal place of business at 65 East 55th Street, New York, NY 10022.

                  WITNESSETH That:

                  The Port Authority and the Lessee, for and in consideration of the rents, covenants and agreements hereinafter contained, mutually convenants and agree as follows:

Section 1. Letting

                  The Port Authority hereby lets to the Lessee and the Lessee hereby hires and takes from the Port Authority, at The World Trade Center, in the Borough of Manhattan, City, County and State of New York, the space as shown in diagonal hatching on the sketch annexed hereto, and made a part hereof and marked "Exhibit A", together with the fixtures, improvements and other property of the Port Authority located or to be located therein or thereon, the said space, fixtures improvements and other property of the Port Authority being hereinafter collectively referred to as the "premises". The Port Authority and the Lessee hereby acknowledge that the aforesaid premises constitute non-residential real property, that for all purposes under this Agreement the premises are comprised of 2,751 rentable square feet and that the premises will be delivered to the Lessee "as is", or "as is" with the Port Authority providing a finishing allowance of $50.00, or with the Port Authority performing the construction and finishing work described in the schedule (if any) annexed hereto, made a part hereof and marked "Schedule C".

Section 2. Term

                  (a) The term of the letting under this Agreement shall commence at 12:01 o'clock A.M. on February 1, 2000, said date as the same may be postponed pursuant to paragraph (b) hereof being the "Commencement Date", and shall, unless sooner terminated, or unless extended, expire at 11:59 o'clock P.M. on January 31, 2002, said date as the same may be postponed pursuant to paragraph (b) hereof being the "Expiration Date".

                  (b) If on the date set forth as the commencement of the term of the letting in paragraph (a) above, the premises are not available or ready for occupancy or use by the Lessee, by reason of the fact that the premises or any part thereof, or any part of The World Trade Center, are in the course of construction, repair, alteration or improvement or by reason of the fact that the occupant of the premises, or a part thereof, failed or refused to deliver possession, or by reason of any causes or conditions beyond the control of the Port Authority, the Port Authority may postpone the letting and the Port Authority shall not be subject to any liability for such postponement or failure to give possession on such date. No such postponement or failure to give possession on such date shall affect the validity of this Agreement or the obligations of the Lessee hereunder. In the event the date set forth as the commencement of the term of the letting in paragraph (a) above shall be postponed, then the term of the letting shall commence on the effective date possession of the premises is tendered by the Port Authority to the Lessee; tender shall be made by notice given at least five (5) days prior to the effective date of the tender; and in the event that the date set forth as the commencement of the term of the letting in paragraph (a) above shall be postponed, then the expiration date of the letting shall be postponed for a period of time equivalent to the period between the date set forth as the commencement of the term of the letting in paragraph (a) above and the last day of the calendar month in which the actual commencement date shall fall. In the event that notice of tender of the premises is not given for possession to commence on or before three hundred sixty-five (365) days after the date set forth as the commencement of the term of the letting in paragraph (a) above, then this Agreement shall be deemed canceled, except that each party shall and does release and discharge the other party from any and all claims or demands based on this Agreement, or a breach or alleged breach thereof.

WTC-SOL-91295

Section 3. Rights of User by the Lessee

                  The Lessee shall use the premises for the following purposes only and for no other purpose whatsoever: as a clerical and administrative and sales office for the Lessee's telecommunication business.

Section 4. Basic Rental

                  (a) The Lessee agrees to pay the Port Authority a basic rental for the premises at the rate of: $99,036.00 per annum, payable in advance in equal monthly installments of $8,253.00 on the Commencement Date and on the first day of each month thereafter, through and including January 31, 2001 and at the rate of $104,544.00 per annum in equal monthly installments of $8,712.00 for the period from and after February 1, 2001 throughout the balance of the term of the letting under this Agreement.

                  (b) If the Commencement Date is other than the first day of a month, the installment of basic rental payable on the Commencement Date shall be the amount of the monthly installment stated above, multiplied by a fraction the numerator of which shall be the number of days the letting is in effect in the month in which the Commencement Date shall fall and the denominator of which shall be the actual number of days in that month, and if the Expiration Date or termination date of the letting is other than the last day of a month, the basic rental for the portion of the month during which the letting is effective shall be the amount of the monthly installment similarly prorated.

                  (c) The basic rental shall be subject to adjustment during the letting in accordance with the provisions of Schedule A attached to the Agreement and hereby made a part hereof

Section 5. Governmental Requirements

                  The Lessee shall promptly observe, comply with and execute the provisions of any and all present and future governmental laws, rules and regulations, requirements, orders and directions which may pertain or apply to the operations of the Lessee on the premises or at The World Trade Center or its occupancy of the premises which are applicable or which would be applicable if the Port Authority were a private corporation, and the Lessee shall, in accordance with and subject to the provisions of the Section of this Agreement entitled "Construction by the Lessee", make any and all improvements, alterations or repairs of the premises that may be required at any time hereafter by any such present or future law, rule, regulation, requirement, order or direction, provided such improvements, alterations or repairs are not required generally throughout the building in which the premises are located unless such general requirement results from the Lessee's manner of use of or its operations in the premises which are not common to other tenants in the building in which the premises are located. The provisions of this Section are not to be construed as a submission by the Port Authority to the application to itself of such requirements, or any of them.


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WTC-SOL3195

Section 6. Rules and Regulations

            The Lessee covenants and agrees to observe and obey (and to compel its officers, members, employees, agents, representatives, contractors, customers, guests, invitees and those doing business with it to observe and obey) the Rules and Regulations of the Port Authority (a copy of which is attached hereto, hereby made a part hereof and marked "Exhibit R") for the government of the conduct and operations of the Lessee, and such further reasonable rules and regulations (including amendments and supplements thereto) as may from time to time and throughout the letting be promulgated by the Port Authority for reasons of safety, health or preservation of property, or for the maintenance of the good and orderly appearance of the premises and the World Trade Center or for the safe or efficient operation of the World Trade Center, provided, however, that in case of any conflict or inconsistency between the provisions of this Agreement and any of the Rules and Regulations, the provisions of this Agreement shall control. The Port Authority agrees that, except in cases of emergency, it will give notice to the Lessee of every such further rule or regulation adopted by it at least five (5) days before the Lessee shall be required to comply therewith. The Port Authority shall not enforce any of the Rules and Regulations in such manner as to discriminate against the Lessee.

Section 7. Responsibilities of the Lessee

            (a) The Lessee shall conduct its operations in an orderly and proper manner and so as not to annoy, disturb or be offensive to others at the World Trade Center, and the Lessee shall control the conduct of its officers, members, employees, agents, representatives, contractors, customers, guests, invitees and those doing business with it. Upon objection from the Port Authority concerning the conduct of any such the Lessee shall immediately take all steps necessary to remove the cause of the objection.

            (b) The Lessee shall not commit any nuisance on the premises, or do or permit to be done anything which may result in the creation or commission of a nuisance on the premises, and the Lessee shall not cause or permit to be caused or produced upon the premises, to permeate the same or to emanate therefrom, any unusual, noxious or objectionable smokes, gases, vapors, odors or objectionable noises.

            (c) The Lessee shall not use or connect any equipment or engage in any activity or operation in the premises which will cause or tend to cause an overloading of the capacity of any existing or future utility, mechanical, electrical, communication or other systems, or portion thereof, serving the premises, nor shall the Lessee do or permit to be done anything which may interfere with the effectiveness or accessibility of existing and future utility, mechanical, electrical, communication or other systems or portions thereof on the premises or elsewhere at the World Trade Center.

            (d) The Lessee shall not overload any floor, roadway, passageway, pavement or other surface or any wall, partition, column or other supporting member, or any elevator or other conveyance, in the premises or at the World Trade Center and without limiting any other provision of this Agreement, the Lessee shall repair, replace or rebuild any such damaged by overloading.

            (e) The Lessee shall not install, maintain or operate or permit the installation, maintenance or operation on the premises of any vending machine or service designed to dispense or sell food, beverages, tobacco products or merchandise of any kind, whether or not included in the above categories, or any restaurant, cafeteria, kitchen, stand or other establishment for the preparation, dispensing or sale of food, beverages, tobacco or tobacco products, or merchandise of any kind or any equipment or device for the furnishing to the public of a service of any kind, including without limitation thereto any. telephone pay-stations.

            (f) The Lessee shall not use or make any reference, by advertising, or otherwise, to the names "World Trade Center, (except to designate the Lessee's business address and then


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WTC-SOL3195

only in a conventional manner and without emphasis or display), "The Port Authority of New York and New Jersey", "Port Authority" or any simulation or abbreviation of any such names, or any emblem, picture or reproduction of the World Trade Center, for any purpose whatsoever. Upon notice from the Port Authority the Lessee shall immediately discontinue any such use or reference.

            (g) The Lessee recognizes that the Port Authority has undertaken the planning, construction and operation of the World Trade Center as a facility of commerce pursuant to concurrent legislation of the State of New York, Chapter 209, Laws of New York, 1962 and the State of New Jersey, Chapter 8, Laws of New Jersey, 1962 (hereinafter the "Statutes"). The Statutes provide that the Port Authority should be regarded as performing an essential governmental function in the construction and operation of the World Trade Center and that all details of the effectuation of the World Trade Center including the leasing and contracts thereof shall be within the sole discretion of the Port Authority and its decision shall be controlling and conclusive and that it is of the essence of the Statutes and of this Agreement that the Port Authority retain in its sole discretion the determination of all matters concerning the World Trade Center including the occupancy of the World Trade Center. Accordingly, the purpose, character and scope of the Lessee's occupancy, operation and usage of the premises as described in the Section of this Agreement entitled "Rights of User by the Lessee" are of primary importance and inducement to the Port Authority in entering into this Agreement with the Lessee. The Lessee has represented to the Port Authority that all its occupancy, operation and usage, throughout the term of the letting hereunder, will be in strict accordance with and subject to the provisions and requirements of the Section of this Agreement entitled" Rights of User by the Lessee" and the Port Authority has relied on such representations in entering into this Agreement The Lessee further acknowledges for itself and for any successor to its interest in this Agreement that this Agreement cannot be assigned or a sublease entered into by the Lessee without the prior written consent of the Port Authority and in accordance with the provisions of the Section of this Agreement entitled "Assignment and Sublease". Without affecting the Lessee's liability for any breach of this representation and its obligations hereunder, in the event that the Lessee has not complied with all the requirements of this Section and of the Section of this Agreement entitled "Rights of User by the Lessee", within a period of ten (10) days after notice from the Port Authority of such non-compliance, the Port Authority may by five
(5) days' notice terminate this Agreement and the letting hereunder and the same shall be and operate as a conditional limitation and have the same effect as if it were specifically included as a ground for termination under paragraph
(a) of the Section of this Agreement entitled "Termination".

Section 8. Maintenance and Repair

            (a) Except to the extent of such items of cleaning service as may be supplied by the Port Authority as stated in the Section of this Agreement entitled "Services and Utilities", the Lessee shall at all times keep the premises in a clean and orderly condition and appearance, together with all fixtures, equipment and personal property of the Lessee located in or on the premises, including without limitation thereto the interior surface of windows and both sides of all entrance doors.

            (b) The Lessee shall repair, replace, rebuild and paint all or any part of the premises or of the World Trade Center which may be damaged or destroyed by the acts or omissions of the Lessee, its officers, members, employees, agents, representatives, contractors, customers, guests, invitees or other persons who are doing business with the Lessee or who are on or at the premises or the World Trade Center with the consent of the Lessee.

            (c) The Lessee shall take good care of the premises, including therein, without limitation thereto, walls, partitions, floors, ceilings, doors and columns, and all parts thereof, and all equipment and fixtures, and shall do all preventive maintenance and make all necessary non-structural repairs, replacements, rebuilding and painting necessary to keep the premises in the condition existing at the commencement date of the letting and to keep any improvements, additions and fixtures made or installed during the term of the letting in the condition they were in when made or installed except for reasonable wear which does not adversely affect the


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WTC-SOL3195

watertight condition or structural integrity of the building or adversely affect the efficient or proper utilization or the appearance of any part of the premises.

            (d) In the event the Lessee fails to commence so to make or do any repair, replacements, rebuilding or painting required by this Agreement within a period of ten, (10) days after notice from the Port Authority so to do, or fails diligently to continue to completion the repair, replacement, rebuilding or painting of all of the premises required to be repaired, replaced, rebuilt or painted by the Lessee under the terms of this Agreement, the Port Authority may, at its option, and in addition to any other remedies which may be available to it, repair, replace, rebuild or paint all or any part of the premises included in the said notice, the Port Authority's cost thereof to be paid by the Lessee on demand. This option or the exercise thereof shall not be deemed to create or imply any obligation or duty to the Lessee or others.

            (e) The obligation of the Lessee as set forth in paragraphs (b) and
(c) of this Section, in the event of damage or destruction covered by any contract of insurance under which the Port Authority is the insured, is hereby released to the extent that the loss is recouped by actual payment to the Port Authority of the proceeds of such insurance; provided, however, that if at any time because of this release the insurance carrier of any policy covering the premises or any part thereof shall increase the premiums otherwise payable for fire, extended coverage or rental coverage applicable to the premises, the Lessee shall pay to the Port Authority an amount equivalent to such increase or increases on demand; and provided, further, that if at any time this release shall invalidate any such policy of insurance or reduce, limit or void the rights of the Port Authority thereunder, or if because of this release, any such insurance carrier shall cancel any such policy or shall refuse to issue or renew the same or shall refuse to issue a policy with an endorsement thereon under which this release is permitted without prejudice to the interest of the insured or shall cancel such endorsement or refuse to renew the same or shall take any other action to alter, decrease or diminish the benefits of the Port Authority under the policy, then the release shall be void and of no effect. Nothing herein shall be construed to imply an obligation on the Port Authority to carry any such insurance policy or to obtain or keep in force any such endorsement.

Section 9. Casualty

            (a) In the event that, as a result of a casualty insurable under the New York standard form of fire insurance policy and extended coverage endorsement, the premises are damaged without the fault of the Lessee, its officers, members, employees, customers, guests, invitees or other persons who are doing business with the Lessee or who are on the premises with the Lessee's consent, so as to render the premises untenantable in whole or part, then

            (1) if the Port Authority finds that the necessary repairs or rebuilding can be completed within ninety (90) days after the occurrence of the damage, the Port Authority shall repair or rebuild with due diligence, and the rental hereunder shall be abated, as hereinafter provided in the Section of this Agreement entitled "Abatement of Rental", only for the period from the occurrence of the damage to the completion of the repairs or rebuilding, whether or not the work of repair or rebuilding is actually completed within the said ninety (90) days; or

            (2) if the Port Authority finds that such repairs or rebuilding cannot be completed within ninety (90) days after the occurrence of the damage, or if the Port Authority concludes that other than the premises also require rebuilding, then the Port Authority shall have options: (i) to proceed with due diligence to repair or to rebuild the premises as necessary; or (ii) to terminate the letting as to the damaged portion of the premises only, and the rental hereunder shall be abated as provided in the Section of this Agreement entitled Abatement of Rental", from and after the occurrence of the damage, or (iii) to terminate the letting as to the entire premises; and in the case of (i) and (iii), the rental hereunder shall be abated, as provided in the Section of this Agreement entitled "Abatement of Rental", either, as the case may require, for the period from the occurrence of the damage to the completion of repairs and rebuilding of the premises or for the period from the occurrence of the damage to the effective date of termination.

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WTC-SOL3195

            (b) The parties do hereby stipulate that neither the provisions of
Section 227 of the Real Property Law of the State of New York nor those of any other similar statute shall extend or apply to this Agreement.

            (c) The Lessee shall give the Port Authority immediate notice in case of any fires accident or casualty in the premises or elsewhere in the World Trade Center if the occurrence elsewhere in the World Trade Center is known to and involves the Lessee, its officers, members, employees, agents, representatives, contractors, or is known to any of them and involves customers, guests or invitees of the Lessee.

            (d) In the event of a partial or total destruction of the premises, the Lessee shall as soon as practicable remove any and all of its property and all debris from the premises or the portion thereof destroyed and if the Lessee does not promptly so remove, the Port Authority may discard the same after giving the Lessee five (5) days' prior notice of such or may remove the Lessee's property to a public warehouse for deposit or retain the same in its own possession and at its discretion may sell the same at either public auction or private sale, the proceeds of which shall be applied first to the expenses of removal, storage and sale, second to any sums owed by the Lessee to the Port Authority, with any balance remaining to be paid to the Lessee; if the expenses of such removal, storage and sale shall exceed the proceeds of sale, the Lessee shall pay such excess to the Port Authority upon demand.

Section 10. Indemnity

            (a) The Lessee shall indemnify and hold harmless the Port Authority, its Commissioners, officers, agents and employees from (and shall reimburse the Port Authority for the Port Authority's costs or expenses including reasonable legal expenses and the costs to the Port Authority of its in-house legs) counsel incurred in connection with the defense of) all claims and demands of third persons including but not limited to those for death, for personal injuries, or for property damages, arising out of any default of the Lessee in performing or observing any term or provision of this Agreement, or out of the use or occupancy of the premises by the Lessee or by others with its consent, or out of any of the acts or omissions of the Lessee, its officers, members, employees, agents, representatives, contractors, customers, guests, invitees and other persons who are doing business with the Lessee or who are at the premises with the Lessee's consent where such acts or omissions are on the premises, or arising out of any acts or omissions of the Lessee, its officers, members, employees, agents and representatives where such acts or omissions are elsewhere at the World Trade Center.

            (b) If so directed, the Lessee shall at its own expense defend any suit based upon any such claim or demand (even if such suit, claim or demand is groundless, false or fraudulent), and in handling such it shall not, without obtaining express advance permission from the General Counsel of the Port Authority, raise any defense involving in any way the jurisdiction of the tribunal over the person of the Port Authority, the immunity of the Port Authority, its Commissioners, officers, agents or employees, the governmental nature of the Port Authority or the provision of any statutes respecting suits against the Port Authority.

Section 11. Ingress and Egress

            The Lessee solely for itself, its officers, employee and such business invitees as are at the premises in connection with the transaction of the regular business of the Lessee, shall have the right of ingress and egress between the premises and the City streets outside the World Trade Center. Such right shall be exercised by means of such corridors, lobbies, public areas and pedestrian or vehicular ways, and by means of such elevators, escalators or other facilities for movement of persons or property, to be used subject to all the provisions of this Agreement and in common with others having rights of passage and movement within the World Trade Center, as may from time to time be designated by the Port Authority for the use of the public. The use of any such facility, way or other area shall be subject to the rules and regulations of the Port Authority which are now in effect or which may hereafter be promulgated for the safe and efficient operation of the World Trade Center. The Port Authority may, at any time, temporarily or

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WTC-SOL3195

permanently close, move, change or limit the use of, or consent to or request the closing, moving, changing or limitation of the use of, any such facility, way or any other area at or near the World Trade Center presently or hereafter used as such, so long as a reasonably comparable means of ingress and egress as provided above remains available to the Lessee. The Lessee shall not do or permit anything to be done which will interfere with the free access and passage of others to space adjacent to the premises or in any areas, streets, ways, facilities and walks near the premises.

Section 12. Construction by the Lessee

            (a) The Lessee shall not erect any structures, make any modifications, alterations, additions, improvements, repairs or replacements or do any construction work on or to the premises, or install any fixtures in or on the premises (other than trade fixtures, removable without injury to the premises) without the prior consent of the Port Authority, and in the event any constructions improvement, alteration, modification, addition, repair or replacement is made or done with or without such consent and unless the consent of the Port Authority shall expressly provide otherwise, the same shall immediately become the property of the Port Authority and the Lessee shall have no right to change or remove the same either during the term or at the expiration thereof. Notwithstanding the foregoing, immediately upon notice from the Port Authority given at any time during the letting, the Lessee shall remove or change any of the same made or done by it without the Port Authority's consent, and in the case of any of the same made or done with the Port Authority's consent, the Lessee if so required by notice from the Port Authority, shall remove or change the same immediately upon the expiration or termination of the letting, or immediately upon receipt of such notice as may be given within sixty (60) days after such expiration or termination. With respect to any modifications, additions, alterations, improvements, installations or construction made or done by the Port Authority at the request of the Lessee either prior to or during the term of the letting, the Lessee shall have the same obligations as provided above with respect to that made or done by the Lessee with the Port Authority's consent.

            (b) The Lessee has thoroughly examined and inspected the premises and agrees to take the premises "as is" in the condition they are in when vacated by the occupant thereof and turned over to the Lessee by the Port Authority. `The Lessee acknowledges that it has not relied upon any representation or statement of the Port Authority or of its Commissioners, officers, agents or employees as to the suitability of the premises for the operations permitted thereon by this Agreement. The Port Authority shall have no obligation hereunder for finishing work or preparation of the premises for the Lessee's use unless there is a Schedule C attached hereto, in which event, as an undertaking collateral to the letting hereunder, and subject to all of the provisions of this Agreement (including but not limited to the Section of this Agreement entitled "Force Majeure"), the Port Authority, through its employees, agents, representatives, contractors and subcontractors, at its cost and expense, shall cause the premises to be finished substantially in accordance with the provisions of Schedule C and any attachments thereto depicting the construction and finishing work to be performed by the Port Authority, all of which has heretofore been reviewed and approved by the Lessee. The Lessee hereby acknowledges that upon the substantial completion of the construction and finishing work to be performed by the Port Authority, the premises will be suitable for the Lessee's operations hereunder, and the Lessee hereby further acknowledges that it has not relied upon any representation or statement of the Port Authority or its Commissioners, officers, agents or employees as to the suitability of the premises for the operations permitted thereon by this Agreement. If there is no Schedule C attached hereto, the Port Authority shall have no obligation to perform construction and finishing work hereunder and the Lessee agrees to perform at its sole cost and expense all construction and installation work that it may require to finish off and decorate the premises. Without limiting the generality of the foregoing, the Lessee acknowledges that facilities for heat, ventilation and air cooling have heretofore been installed in the premises pursuant to a certain design configuration and the Port Authority makes no representations that such heat, ventilation and air-cooling shall be adequate for the Lessee's needs and in the event any alteration to such facilities shall be required the cost of the same shall be borne by the Lessee unless the Port Authority is performing the construction and finishing work hereunder pursuant to Schedule C in which event the heat, ventilation and air-cooling shall provide an adequate working temperature.

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WTC-SOL3195

            (c) With respect to all modifications, alterations, additions, improvements, repairs, replacements or other construction or installation work proposed to be performed by the Lessee in or on the premises (hereinafter referred to as the "construction and installation work") the Lessee shall submit to the Port Authority for its approval a construction application for the premises in the form supplied by the Port Authority and containing such terms and conditions as the Port Authority may include setting forth in detail and by appropriate plans and specifications the construction and installation work proposed by the Lessee to finish off and decorate the premises and the manner of and time periods for performing the same. No construction and installation work shall be commenced by The Lessee in the premises until the construction application and plans and specifications have been finally approved by the Port Authority. In the event of any inconsistency between the provisions of this Agreement and the construction application, the provisions of this Agreement shall control. The data to be supplied by the Lessee shall describe in detail the fixtures, equipment and systems, if any, to be installed by the Lessee or, if already installed, to be modified by the Lessee including those for the emission, handling and distribution of heat, air conditioning, domestic hot and cold water and electrical and other systems and shall show the proposed method of tying in the same to the utility lines or connections provided by the Port Authority either on or off the premises. The Lessee shall install all electrical distribution equipment required, including but not limited to, service switches, current transformer cabinets and, if the consumption and demand for electricity by the Lessee is to be metered, meter pans suitable for the installation by the Port Authority of an electric meter or meters. The Lessee shall be responsible at its sole expense for retaining all architectural, engineering and other technical consultants and services as may be required by the Port Authority and for developing, completing and submitting detailed plans and specifications for the work. The plans, and specifications to be submitted by the Lessee to the Port Authority shall bear the seal of a qualified architect or professional engineer and shall be in sufficient detail for a contractor to perform the work. The Lessee shall not engage any contractor or permit the use of any subcontractor unless and until each such contractor or subcontractor shall have been approved by the Port Authority. The Lessee shall include in each such contract or subcontract such provisions as the Port Authority may approve or require including, without limitation thereto, provisions regarding labor harmony. The Lessee hereby assumes the risk of loss or damage to all of the construction and installation work prior to the completion thereof and the risk of loss or damage to all property of the Port Authority arising out of or in connection with the performance of the construction and installation work. In the event of such loss or damage, the Lessee shall forthwith repair, replace and make good the construction and installation work and the property of the Port Authority without cost or expense to the Port Authority. The Lessee shall itself and shall also require its contractors to indemnify and hold harmless the Port Authority, its Commissioners, officers, agents and employees from and against all claims and demands, just or unjust, of third persons (including employees, officers, and agents of the Port Authority) arising or alleged to arise out of the performance of the construction and installation work and for all expenses, including without limitation thereto legal expenses (including the costs to the Port Authority of its in-house legal counsel), incurred by it and by them in the defense, settlement or satisfaction thereof, including without limitation thereto, claims and demands for death, for personal injury or for property damage, direct or consequential, whether they arise from the acts or omissions of the Lessee, of any contractors of the Lessee, of the Port Authority, or of third persons, or from acts of God or of the public enemy, or otherwise, excepting only claims and demands which result solely from affirmative willful acts done by the Port Authority, its Commissioners, officers, agents and employees with respect to the construction and installation work, provided, however that the Lessee shall not be required to indemnify the Port Authority where such indemnity would be precluded pursuant to the provisions of Section 5-322.1 of the General Obligations Law of the State of New York. The Lessee shall, and shall cause each of its contractors and subcontractors to, obtain and maintain in force such insurance coverage, including without limitation a contractual liability endorsement covering the obligations assumed by the Lessee in the three preceding sentences, and performance bonds as the Port Authority shall specify. All work to be performed by the Lessee hereunder shall be in accordance with the said construction application and final plans and specifications approved by the Port Authority, shall be subject to inspection by the Port Authority during the progress of the work and after the completion thereof and the Lessee shall redo or replace at its own expense any work not done in accordance therewith. Upon completion of the construction and installation work to be performed by the Lessee pursuant to the construction application the Lessee shall deliver to the Port

WTC-SOL3195

Authority a certificate by an authorized officer of the Lessee and a certificate by the Lessee's qualified architect or professional engineer, each certifying that the construction and installation work has been performed strictly in accordance with the construction application and the final plans and specifications approved by the Port Authority and the provisions of this Agreement and in compliance with all applicable governmental laws, ordinances, enactments, resolutions, rules, regulations and orders. The Port Authority shall inspect the construction and installation work and if the same has been completed as certified by the Lessee and such architect or engineer, the Port Authority's Assistant Director, Physical Facilities, World Trade Department, shall so certify to the Port Authority and to the Lessee, subject to the condition that all risks thereafter with respect to the construction and installation work and any liability therefor for negligence or other reason shall be borne by the Lessee. The Lessee shall not use or permit the use of any portion of the premises in which the construction and installation work is being performed for any purpose whatsoever until such certification is received from said Assistant Director, Physical Facilities, and the Lessee shall not use or permit the use of such portion of the premises even if such certification is received with respect to a portion of the construction and installation work if said Assistant Director, Physical Facilities, states in any such certification that such portion of the premises cannot be used until other specified portions of the construction and installation work are completed. Upon completion of the work the Lessee shall supply the Port Authority with "as built" drawings in form and number requested by the Port Authority.

            (d) The Lessee shall be solely responsible for the plans and specifications used by it, and for the adequacy and sufficiency of such plans and specifications and all the improvements depicted thereon or covered thereby, regardless of the consent thereto or approval thereof by the Port Authority or the incorporation therein of any Port Authority requirements or recommendations. The Port Authority shall have no obligations or liabilities in connection with the performance of the work performed by the Lessee or on its behalf or the contracts for the performance thereof entered into by the Lessee. Any warranties extended or available to the Lessee in connection with the aforesaid work shall be for the benefit of the Port Authority as well as the Lessee.

            (e) Title to and property in the construction and installation work performed by the Lessee or the construction and finishing work performed by the Port Authority and to all fixtures, equipment and systems installed pursuant to this Section and any replacements thereof shall vest in the Port Authority upon the construction, installation or replacement thereof and the Lessee shall execute such necessary documents confirming the same as the Port Authority may require.

            (f) Without limiting or affecting any other term or provision of this Agreement, the Lessee shall be solely responsible for the design, adequacy and operation of all utility, mechanical, electrical, communications and other systems made or installed by the Lessee in the premises and shall do all preventive maintenance and make all repairs, replacements, rebuilding and painting necessary to keep such systems and all other improvements, additions and fixtures, finishes and decorations made or installed by the Lessee (whether the same involves structural or non-structural work) in the condition they were in when made or installed except for reasonable wear which does not adversely affect the watertight condition or structural integrity of the building or adversely affect the efficient or proper utilization or appearance of any part of the premises.

            (g) If a finishing allowance is set forth in Section 1 of this Agreement, the Port Authority will pay to the Lessee an amount equal to the lesser of (1) the Lessee's cost of the initial construction and installation work performed in the premises by the Lessee to finish off and decorate the premises for its occupancy or (2) the finishing allowance set forth in Section 1 of this Agreement, such lesser amount being hereinafter called "the Lessee's Finishing Allowance". The Lessee's Finishing Allowance will be paid to the Lessee as follows: Upon the receipt by the Port Authority of the certificates of the Lessee and the Lessee's architect or engineer described in paragraph (c) of this Section and the delivery by the Port Authority to the Lessee of the subsequent certificate of the Port Authority's Assistant Director, Physical Facilities, World Trade Department, described in said paragraph (c), the Lessee shall supply to the Port Authority a full itemized statement of the Lessee's cost thereof as such cost is hereinafter defined, certified by a responsible fiscal officer of the Lessee, which statement shall also certify that there is no

WTC-SOL3195

outstanding indebtedness known to the person signing such statement, after due inquiry, then due for labor, wages, materials, supplies or services in connection with such construction and installation work which if unpaid might be the basis of a vendors, mechanic's, laborer's or materialman's statutory or similar lien or alleged lien. Nothing contained herein shall be deemed or be construed as a submission by the Port Authority to the application to itself of any vendor's, mechanic's, laborer's or materialman's statutory or similar lien. After such examination of the records and books of account of the Lessee as the Port Authority may require and after examination and approval of such certified statement the Port Authority will finally determine the Lessee's cost of the initial construction and installation work performed in the premises and the amount of the Lessee's Finishing Allowance and the Port Authority shall pay the Lessee's Finishing Allowance to the Lessee. For the purposes of this paragraph and to the extent permitted by sound accounting practice the "Lessee's cost" as used herein shall mean the sum of (i) reasonable direct labor and material costs, (ii) reasonable contract costs for the purchase and installation of fixtures, equipment and other finishing and decorating work including the installation of telecommunications cabling and modular partitions and work stations excluding those types mentioned in the following subdivision (iii) and
(iii) engineering, architectural, planning, design and other professional fees including all building related construction fees such as filing, inspection and hoisting fees and moving and relocation expenses which taken together do not exceed twenty percent (20%) of the sum of the amounts described in subdivisions
(i) and (ii) of this sentence. The Lessee shall maintain in the Port District and in accordance with sound accounting practice books and records of account pertaining to the Lessee's cost of the construction and installation work performed in the premises for a period of six (6) years following the completion of such construction and installation work. The Lessee shall permit the Port Authority by its agents, employees and representatives to examine and audit the records and other documentation of the Lessee which pertain to and will substantiate the Lessee's cost. In no event whatsoever shall the Lessee's cost, as defined in this paragraph, include any expenses, outlays or charges whatsoever by or for the account of the Lessee for or in connection with any equipment or fixtures or the making of any finishing or decorating work unless such are actually and completely installed in and or made to the premises, nor shall the Lessee's cost include the cost of any equipment, fixture or improvement which is secured by liens, mortgages, other encumbrances or conditional bills of sale. Without limiting the generality of the foregoing it is specifically understood that payments to employees of the Lessee, administrative, financing or other overhead charges of the Lessee in connection with the construction and installation work, whether or not allocable to such work by the Lessee's accounting practices, and payments made to persons, firms or corporations which own any of the outstanding shares of the capital stock and voting rights of the Lessee or any .of whose outstanding shares of capital stock and voting rights are owned by the Lessee or any persons, firms or corporations any of whose outstanding shares of capital stock or voting rights are owned by the same persons, firms or corporations which own any of the outstanding shares of the capital stock and voting rights of the Lessee shall not constitute items
 .of the "Lessee's cost" hereunder. No contractor or third party shall have or shall be deemed to have acquired any rights Against the Port Authority by virtue of the execution of this Agreement and nothing contained herein shall operate to create or give to any such contractor or third party any claim or right of action against the Port Authority and its Commissioners, officers, agents and employees.

Section 13. Signs

            Except with the prior consent of the Port Authority, the Lessee shall not erect, maintain or display any signs, advertising, posters or similar devices at or on the exterior parts of the premises or in the premises so as to be visible through the windows, glass walls or exterior doors thereof. Upon the expiration or termination of the letting, the Lessee shall remove, obliterate or paint out, as the Port Authority may direct, any and all signs and advertising, posters or similar devices, and in connection therewith shall restore the area affected to the same condition as at the commencement of the letting.

Section 14. Injury and Damage to Person or Property

            The Port Authority shall not be liable to the Lessee or others for any personal injury, death or property damage from falling material, water, rain, hail, snow, gas, steam,

WTC-SOL3195

dampness, explosion, smoke, radiation, and/or electricity, whether the same may leak into or fall, issue, or flow from any part of the premises or of the World Trade Center, including without limitation thereto any utility, mechanical, electrical, communication or other systems therein, or from any other place or quarter unless said damage, injury or death shall be due to the negligent acts of the Port Authority, its employees or agents. Notwithstanding the foregoing provisions of this Section, the Lessee covenants and agrees that (a) any rights of the Lessee to make a claim against the Port Authority as contemplated herein shall be subject to the waiver of subrogation provisions set forth in the Section of this Agreement entitled "Liability Insurance" and (b) in no event shall the Lessee be entitled to make a claim for consequential, indirect or special damages pursuant to this Section.

Section 15. Additional Rent and Charges

            (a) If the Lessee shall fail or refuse to perform any of its obligations under this Agreement, the Port Authority, in addition to all other remedies available to it, shall have the right (but shall not be obligated to) to perform any of the same after notice, except in the case of an emergency, and the expiration of any applicable grace period and the Lessee shall pay the Port Authority's cost thereof on demand. If the Port Authority has paid any sum or sums or has incurred any obligations, expense or cost which the Lessee has agreed to pay or reimburse the Port Authority for, or if the Port Authority is required or elects to pay any sum or sums or incurs any obligations, expense or cost by reason of the failure, neglect or refusal of the Lessee to perform or fulfill any one or more of the conditions, covenants or agreements contained in this Agreement, or as a result of an act or omission of the Lessee contrary to the said conditions, covenants and agreements, including any legal expense or cost in connection with any actions or proceeding brought by the Port Authority against the Lessee or by third parties against the Port Authority, the Lessee agrees to pay the sum or sums so paid or the expense and the Port Authority's cost so incurred, including all interest costs, damages and penalties, and the same may be added to any installment of rent thereafter due hereunder and each and every part of the same shall be and become additional rent, recoverable by the Port Authority in the same manner and with like remedies as if it were originally a part of the basic rental as set forth in the Section of this Agreement entitled "Basic Rental".

            (b) "Cost" or "costs" of the Port Authority in this Agreement shall mean and include (1) payroll costs including but not limited to contributions to the retirement system, or the cost of participation in other pension plans or systems, insurance costs, sick leave pay, holiday, vacation, authorized absence pay or other fringe benefits; (2) cost of materials, supplies and equipment used (including rental thereof); (3) payments to contractors; (4) any other direct costs; and (5) 30% of the foregoing.

Section 16. Rights of Entry Reserved

            (a) The Port Authority, by its officers, employees, agents, representatives and contractors shall have the right at all reasonable times and upon reasonable oral notice to enter upon the premises for the purpose of inspecting the same, for observing the performance by the Lessee of its obligations under this Agreement, and for the doing of any act or thing which the Port Authority may be obligated or have the right to do under this Agreement or otherwise.

            (b) Without limiting the generality of the foregoing, the Port Authority, by its officers, employees, representatives and contractors, shall have the right, for its own benefit, for the benefit of the Lessee or for the benefit of others at the World Trade Center, to maintain initially existing and future utility, mechanical, electrical, communication and other systems or portions thereof on the premises, and to enter upon the premises at all reasonable times to make such repairs, alterations and replacements as may, in the opinion of the Port Authority, be deemed necessary or advisable and, from time to time, to construct or install over, in, under or through the premises new lines, pipes, mains, wires, conduits; equipment and other such; and to use the premises for access to other portions of the World Trade Center not otherwise conveniently accessible; and to take all material into and upon the premises that may be required for such repairs, alterations and replacements; provided, however, that such repair, alteration, replacement, construction or access shall not unreasonably interfere with the use of the premises by the Lessee.

            (c) in the event that any property of the Lessee shall obstruct the access of the Port Authority, its employees, agents or contractors to any of the existing or future utility, mechanical, electrical, communication and other systems and thus shall interfere with the inspection, maintenance, repair or modification of any such system, the Lessee shall move such property as requested by the Port Authority, in order that the access may be had to the system or part thereof for its inspection, maintenance, repair or modification.

            (d) Nothing in this Section shall or shall be construed to impose upon the Port Authority any obligations so to construct or maintain or to make repairs, replacements, alterations or additions, or shall create any liability for any failure so to do. The Lessee is and shall be in exclusive control and possession of the premises and the Port Authority shall not in any event be liable for any injury or damage to any property or to any person happening on or about the premises nor for any injury or damage to the premises nor to any property of the Lessee or of any other person located therein or thereon (other than those occasioned by the negligent acts of the Port Authority).

            (e) At any time and from time to time during normal business hours within the six (6) months next preceding the expiration of the letting, the Port Authority, by its agents and employees, whether or not accompanied by prospective lessees, occupiers or users of the premises, shall have the right to enter thereon for the purpose of exhibiting and viewing all parts of the same.

            (f) If, during the last month of the letting, the Lessee shall have removed all or substantially all of the Lessee's property from the premises, the Port Authority may immediately enter and alter, renovate and redecorate the premises and change locks on doors in the premises.

            (g) The exercise of any or all of the foregoing rights by the Port Authority or others shall not be or be construed to be an eviction of the Lessee nor be made the grounds for any abatement of rental or any claim or demand for damages, consequential or otherwise.

Section 17. Condemnation

            (a) In any action or proceeding instituted by any governmental or other authorized agency or agencies for the taking for a public use of any interest in all or any part of the premises, or in case of any deed, lease or other conveyance in lieu thereof (all of which are in this Section referred to as "taking or conveyance") the Lessee shall not be entitled to assert any claim to any compensation, award or part thereof made or to be made therein or therefor or any claim to any consideration or rental or any part thereof paid therefor, or to institute any action or proceeding or to assert any claim against such agency or agencies or against the Port Authority for or on account of any such taking or conveyance, except for a possible claim to an award for moving expenses or for trade fixtures owned and installed by the Lessee, provided that such claim is independent of and in addition to any claim of the Port Authority and provided further that the Port Authority's award is not thereby reduced or otherwise adversely affected, it being understood and agreed between the Port Authority and the Lessee that except for such claims the Port Authority shall be entitled to all the compensation or awards made or to be made or paid and all such consideration or rentals, free of any claim or right of the Lessee. No taking by or delivery to any governmental authority under this paragraph (a) shall be or be construed to be an eviction of the Lessee or be the basis for any claim by the Lessee for damages, consequential or otherwise.

            (b) in the event of a taking or conveyance of the entire premises by any governmental or other authorized agency or agencies, then the letting under this Agreement shall, as of the date possession is taken from the Port Authority by such agency or agencies, cease and determine in the same manner and with the same effect as if the term of the letting had on that date expired.

            (c) In the event of a taking or conveyance by any governmental or other authorized agency or agencies of a part of the premises then the letting as to such part only shall, as of the date possession thereof is taken from the Port Authority by such agency or agencies, cease and

WTC-SOL3195

determine, and the rental thereafter to be paid by the Lessee to the Port Authority shall be abated as provided in the Section of this Agreement entitled "Abatement of Rental" from and after the date of such taking or conveyance.

            (d) In the event that the taking or conveyance or the delivery by the Lessee or taking by the Port Authority pursuant to the Section of this Agreement entitled "Governmental Compliance" covers fifty percent (50%) or more of the total usable area of the premises, then the Lessee and the Port Authority shall each have an option exercisable by notice given within ten (10) days after such taking or conveyance, to terminate the letting hereunder, as of the date of such taking, and such termination shall be effective as if the date of such taking were the original date of expiration hereof.

Section 18. Abatement of Rental

            (a) In the event that the Lessee shall at any time become entitled to an abatement of rent, the basic rental set forth in the Section of this Agreement entitled "Basic Rental" and the additional basic rental set forth in Schedule A attached to this Agreement shall be abated for the period the abatement is in effect by the same percentage that the area of the part of the premises the use of which is denied to the Lessee is of the total area of the premises.

            (b) For the purposes of this Section, the number of square feet contained in the premises or parts thereof shall be computed as follows: By measuring from the inside surface of outer building walls to the surface of the public area side, or of the non-exclusive area side, as the case may require, of all partitions separating the space measured from adjoining areas designated for the use of the public or for use by the Lessee in common with others, and to the center of partitions separating the space measured from adjoining space exclusively used by others; no deduction will be made for columns, partitions, pilasters or projections necessary to the building and contained within the space measured. Permanent partitions enclosing elevator shafts, stain, fire-towers, vents, pipe-shafts, meter-closets, flues, stacks and any vertical shafts have the same relation to the space measured as do outer building walls.

            (c) In the event that during the term of the letting under this Agreement the Lessee shall be partially evicted and shall remain in possession of the premises or the balance thereof, the Lessee agrees that notwithstanding it might have the right to suspend payment of the rent in the absence of this provision, it agrees to pay and will pay at the times and in the manner herein provided, the full rent reserved less only an abatement thereof computed in accordance with the above.

Section 19. Assignment and Sublease

            (a) The Lessee shall not assign, sell, convey, transfer, mortgage, or pledge this Agreement or any part thereof, or any rights created thereby or the letting, or any part thereof, without the prior written consent of the Port Authority. The transfer of a majority of the issued and outstanding capital stock of any corporate Lessee, or of a corporate subtenant, or the transfer of a majority of the total interest in any partnership Lessee or subtenant, however accomplished, whether in a single transaction or in a series of related or unrelated transactions, shall be deemed an assignment of this Agreement, or of such sublease, as the case may be, except that the transfer of the outstanding capital stock of any corporate Lessee, or subtenant, shall be deemed not to include the sale of such stock through the "over-the-counter-market" or through any recognized stock exchange by persons or parties other than those deemed "insiders" within the meaning of the Securities Exchange Act of 1934 as amended. The assignment to a corporation into or with which the Lessee is merged or consolidated should not be deemed a violation of this paragraph (a) provided such assignment is required in connection with such merger and/or consolidation and the conditions set forth in Section 20(a)(5) are met.

            (b) The Lessee shall not sublet the premises, or any part thereof, without the prior written consent of the Port Authority.

WTC-SOL3195

            (c) Notwithstanding the provisions of paragraph (a) or paragraph
(b) of this Section 19 the Lessee shall have the right to assign this Agreement and the letting hereunder in its entirety to, or to sublet to or to permit the use of desk space by a person or corporation which owns all of the issued and outstanding shares of the capital stock of the Lessee; a corporation of which the Lessee owns all of the issued and outstanding shares of capital stock or a corporation of which all of the issued and outstanding shares of capital stock is owned by the same person or corporation which owns all of the issued and outstanding shares of capital stock of the Lessee; such assignment, subleasing or desk space use to continue only as long as the said person or corporation continues in one of the above described relationships to the Lessee provided that any such Assignee, Sublessee or desk-space user of the premises shall use the premises solely for the purposes set forth in Section 3 of this Agreement and for no other purpose whatsoever, provided however that such assignment shall not be effective until an agreement in the form attached hereto as Exhibit Y has been executed by the Port Authority, the Lessee and the proposed assignee and such subleasing shall not be effective until an agreement in the form attached hereto as Exhibit X has been executed by the Port Authority, the Lessee and the proposed subtenant. The Lessee, and the assignee, or the subtenant, or the desk-space user, as the case may be, shall furnish to the Port Authority such information, data and documents as may be requested by the Port Authority from time to time to substantiate the relationship between the Lessee and such assignee, subtenant or desk-space user.

            (d) If the Lessee assigns, sells, conveys, transfers, mortgages, pledges or sublets in violation or paragraphs (a) or (b) of this Section or if the premises are occupied by anybody other than the Lessee, the Port Authority may collect rent from any assignee, sublessee or anyone who claims a right to this Agreement or letting or who occupies the premises, and shall apply the net amount collected to the basic rental herein reserved; and no such collection shall be deemed a waiver by the Port Authority of the covenants contained in paragraphs (a) and (b) of this Section nor an acceptance by the Port Authority of any such assignee, sublessee, claimant or occupant as Lessee, nor a release of the Lessee by the Port Authority from further performance by the Lessee of the covenants contained herein. The granting of consent by the Port Authority to any assignment or subletting shall not be deemed to operate as a waiver of the requirement for obtaining the express prior written consent of the Port Authority to any other or subsequent assignment or subletting.

            (e) The Lessee shall not use, or permit any person to use, the premises or any portion thereof, except for the purposes set forth in the Section of this Agreement entitled "Rights of User by the Lessee."

Section 20. Termination

            (a) If any one or more of the following events shall occur, that is to say:

                  (1) The Lessee shall become insolvent, or shall take the benefit of any present or future insolvency statute, or shall make a general assignment for the benefit of creditors, or file a voluntary petition in bankruptcy or a petition or answer seeking an arrangement or its reorganization or the readjustment of its indebtedness under the federal bankruptcy laws or under any other law or statute of the United States or of any State thereof, or consent to the appointment of a receiver, trustee, or liquidator of all or substantially all its property; or

                  (2) By order or decree of a court the Lessee shall be adjudged bankrupt or an order shall be made approving a petition filed by any of the creditors or, if the Lessee is a corporation, by any of the stockholders of the Lessee, seeking its reorganization or the readjustment of its indebtedness under the federal bankruptcy laws or under any law or statute of the United States or of any State thereof; or

                  (3) A petition under any part of the federal bankruptcy laws or an action under any present or future insolvency law or statute shall be filed against the Lessee and shall not be dismissed within thirty (30) days after the filing thereof; or

WTC-SOL3195

                  (4) The letting hereunder or the interest or estate of the Lessee under this Agreement shall be transferred to, pass to or devolve upon, by operation of law or otherwise, any other person, firm or corporation except to the extent permitted under the Section of this Agreement entitled "Assignment and Sublease"; or

                  (5) The Lessee, if a corporation, shall, without the prior consent of the Port Authority, become a possessor or merged corporation in a merger, a constituent corporation in a consolidation, or a corporation in dissolution, unless the corporation resulting from such merger or consolidation has a financial standing as of the date of the merger or consolidation at least as good as that of the Lessee, by which is meant that its ratio of current assets to current liabilities, its ratio of fixed assets to fixed liabilities and its net worth shall each be at least as favorable as that of the Lessee; or

                  (6) The Lessee is a partnership, and the said partnership shall be dissolved as the result of any act or omission of its partners or any of them, or by operation of law or the order or decree of any court having jurisdiction, or for any other reason whatsoever; or

                  (7) By or pursuant to, or under authority of any legislative act, resolution or rule, or any order or decree of any court or governmental board, agency or officer, a receiver, trustee, or liquidator shall take possession or control of all or substantially all the property of the Lessee, or any execution or attachment shall be issued against the Lessee or any of its property, whereupon possession of the premises shall be taken by someone other than the Lessee, and any such possession or control shall continue in effect for a period of fifteen (15) days; or

                  (8) Any lien is filed against the premises because of any act or omission of the Lessee and is not removed or bonded within ten (10) days after notice thereof from the Port Authority; or

                  (9) If this Agreement shall require a guarantor of one or more of the Lessee's obligations under this Agreement and any of the events described in subparagraphs (l), (2), (3) or (7) above shall occur to or with respect to the guarantor (whether or not they shall also occur to or with respect to the Lessee); or

                  (10) The Lessee shall fail duly and punctually to pay the rentals or to make any other payment required hereunder when due to the Port Authority and such failure shall continue for a period of five (5) days after the Port Authority shall have given the Lessee a statement therefor; or

                  (11) The Lessee shall fail to keep, perform and observe each and every other promise, covenant and agreement set forth in this Agreement on its part to be kept, performed, or observed, within ten (10) days after receipt of notice of default thereunder from the Port Authority (except where fulfillment of its obligation requires activity over a period of time, and the Lessee shall have commenced to perform whatever may be required for fulfillment within ten (10) days after receipt of notice and continues diligently such performance without interruption except for muses beyond its control);

then upon the occurrence of any such event or at any time thereafter during the continuance thereof, the Port Authority may by five (5) days' notice terminate the letting, such termination to be effective upon the date specified in such notice. Such right of termination and the exercise thereof shall be and operate as a conditional limitation.

            (b) If any of the events enumerated in paragraph (a) of this Section shall occur prior to the Commencement Date, the Lessee shall not be entitled to enter into possession of the premises and the Port Authority upon the occurrence of any such event or at any time thereafter during the continuance thereof by twenty-four (24) hours' notice may cancel the interest of the Lessee under this Agreement, such cancellation to be effective upon the date specified in such notice.


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            (c) No acceptance by the Port Authority of rentals, fees, charges or other payments in whole or in part for any period or periods after a default in any of the terms, covenants and conditions to be performed, kept or observed by the Lessee shall be deemed a waiver of any right on the part of the Port Authority to terminate the letting.

            (d) No waiver by the Port Authority of any default on the part of the Lessee in performance of any of the terms, covenants or conditions hereof to be performed, kept or observed by the Lessee shall be or be construed to be a waiver by the Port Authority of any other or subsequent default in performance of any of the said terms, covenants and conditions.

            (e) The rights of termination described above shall be in addition to any other rights of termination provided in this Agreement and in addition to any rights and remedies that the Port Authority would have at law or in equity consequent upon any breach of this Agreement by the Lessee, and the exercise by the Port Authority of any right of termination shall be without prejudice to any other such rights and remedies.

            (f) The Lessee hereby waives its right to trial by jury in any summary proceeding or action that may hereafter be instituted by the Port Authority against the Lessee in respect of the premises or in any action that may be brought by the Port Authority to recover rent, damages, or other sums payable hereunder. The Lessee shall not interpose any claims as counterclaims in any summary proceeding or action for non-payment of rental which may be brought by the Port Authority unless such claims would be deemed waived if not so interposed.

Section 21. Right of Re-entry

            The Port Authority shall, as an additional remedy upon the giving of a notice of termination as provided in the Section of this Agreement entitled "Termination", have the right to re-enter the premises and every part thereof upon the effective date of termination without further notice of any kind, and may regain and resume possession either with or without the institution of summary or any other legal proceedings or otherwise. Such re-entry, or regaining or resumption of possession, however, shall not in any manner affect, alter or diminish any of the obligations of the Lessee under this Agreement, and shall in no event constitute an acceptance of surrender.

Section 22. Survival of the Obligations of the Lessee

            (a) In the event that the letting shall have been terminated in accordance with a notice of termination as provided in the Section of this Agreement entitled "Termination", or the interest of the Lessee cancelled pursuant thereto, or in the event that the Port Authority has re-entered, regained or resumed possession of the premises in accordance with the provisions of the Section of this Agreement entitled "Right of Re-entry", all the obligations of the Lessee under this Agreement shall survive such termination or cancellation, re-entry, regaining or resumption of possession and shall remain in full force and effect for the full term of this Agreement, and the amount or amounts of damages or deficiency shall become due and payable, as more specifically stated in paragraph (b) below, to the Port Authority to the same extent, at the same time or times and in the same manner as if no termination, cancellation, re-entry, regaining or resumption of possession had taken place.

            (b) Immediately upon any termination or cancellation pursuant to the Section of this Agreement entitled "Termination", or upon any re-entry, regaining or resumption of possession in accordance with the Section of this Agreement entitled "Right of Re-entry", there shall become due and payable by the Lessee to the Port Authority, in addition to rental accrued prior to the effective date of termination, without notice or demand and as damages, the sum of the following:

            (1) subject to the provisions of paragraph (c) below, an amount equal to the then present value of all basic rental provided for in this Agreement for the entire term, following the effective date of termination, as originally fixed in the Section of this

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WTC-SOL3195

      Agreement entitled "Term" less the amount thereof which may have been actually paid by the Lessee;

            (2) the amount of all other unfulfilled monetary obligations of the Lessee under this Agreement, including without limitation thereto, all sums constituting additional rental hereunder and the cost to and expenses of the Port Authority for fulfilling all other obligations of the Lessee which would have accrued or matured during the balance of the term or on the expiration date originally fixed or within a stated time after expiration or termination; and

            (3) an amount equal to the cost to and the expenses of the Port Authority in connection with the termination, cancellation, regaining possession and restoring and reletting the premises, the Port Authority's legal expenses and cost including the costs to the Port Authority of its in-house counsel, and the Port Authority's cost and expenses for the care and maintenance of the premises during any period of vacancy, and any brokerage fees and commissions in connection with any reletting.

            (c) The Port Authority may at any time bring an action to recover all the damages as set forth above not previously recovered in separate actions, or it may bring separate actions to recover the items of damages set forth in subparagraphs (2) and (3) of paragraph (b) above and separate actions periodically to recover from time to time only such portion of the damages set forth in subparagraph (1) of paragraph (b) above as would have accrued as rental up to the time of the action if there had been no termination or cancellation. In any such action the Lessee shall be allowed a credit against its survived damages obligations equal to the amounts which the Port Authority shall have actually received from any tenant, licensee, permittee or other occupier of the premises or a part thereof during the period for which damages are sought, and if recovery is sought for a period subsequent to the date of suit a credit equal to the market rental value of the premises during such period (discounted to reflect the then present value thereof). If at the time of such action the Port Authority has relet the premises, the rental for the premises obtained through such reletting shall be deemed to be the market rental value of the premises or be deemed to be the basis for computing such market rental value if less than the entire premises were relet. In no event shall any credit allowed to the Lessee against its damages for any period exceed the then present value of the basic rental which would have been payable under this Agreement during such period if a termination or cancellation had not taken place. In determining present value of rental an interest rate of 4% per annum shall be used.

Section 23. Reletting by the Port Authority

            The Port Authority, upon termination or cancellation pursuant to the Section of this Agreement entitled "Termination", or upon any re-entry, regaining or resumption of possession pursuant to the Section of this Agreement entitled "Right of Re-entry", may occupy the premises or may relet the premises, and shall have the right to permit any person, firm or corporation to enter upon the premises and use the same. The Port Authority may grant free rental or other concessions and such reletting may be of part only of the premises or of the premises or a part thereof together with other space, and for a period of time the same as or different from the balance of the term hereunder remaining, and on terms and conditions and for purposes the same as or different from those set forth in this Agreement. The Port Authority shall also, upon termination or cancellation pursuant to the Section of this Agreement entitled "Termination", or upon its re-entry, regaining or resumption of possession pursuant to the Section of this Agreement entitled "Right of Re-entry", have the right to repair or to make structural or other changes in the premises, including changes which alter the character of the premises and the suitability thereof for the purposes of the Lessee under this Agreement, without affecting, altering or diminishing the obligations of the Lessee hereunder. In the event either of any reletting or of any actual use and occupancy by the Port Authority (the mere right to use and occupy not being sufficient however) there shall be credited to the account of the Lessee against its survived obligations hereunder any net amount remaining after deducting from the amount actually received from any lessee, licensee, permittee or other occupier as the rental of fee for the use of the said premises or portion thereof during the balance of the letting as the same is originally stated in this Agreement, or from the market value of the occupancy of such portion of the premises as the Port Authority nay during

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WTC-SOL3195

such period actually use and occupy, all expenses, costs and disbursements incurred or paid by the Port Authority in connection therewith. No such reletting or such use and occupancy shall be or be construed to be an acceptance of a surrender.

Section 24. Waiver of Redemption

            The Lessee hereby waives any and all rights of redemption, granted by or under any present or future law, arising in the event it is evicted or dispossessed for any cause, or in the event the Port Authority obtains or retains possession of the premises in any lawful manner.

Section 25. Remedies and Suits Against the Lessee

            All remedies provided in this Agreement shall be deemed cumulative and additional and not in lieu of or exclusive of each other or of any other remedy available to the Port Authority at law or in equity. In the event of a breach or threatened breach by the Lessee of any term, covenant, condition or provision of this Agreement, the Port Authority shall have the right of injunction and the right to invoke any other remedy allowed by law or in equity as if termination, re-entry, summary proceedings and any other specific remedies including without limitation thereto, indemnity and reimbursement, were not mentioned herein, and neither the mention thereof nor the pursuance or exercise or failure to pursue or exercise any right or remedy shall preclude the pursuance or exercise of any other right or remedy.

Section 26. Surrender

            (a) The Lessee covenants and agrees to yield and deliver peaceably to the Port Authority possession of the premises on the date of the cessation of the letting, whether such cessation be by termination, expiration or otherwise, promptly and in the same condition as at the time the Lessee entered into possession, such reasonable wear excepted as would not adversely affect or interfere with the efficient and proper utilization of the premises or any part thereof.

            (b) Unless the same are required for the performance by the Lessee of its obligations hereunder, the Lessee shall have the right at any time during the letting to remove from the premises, and, on or before the expiration or earlier termination of the letting, shall so remove its equipment, removable fixtures and other personal property, and all property of third persons for which it is responsible, repairing all damages caused by such removal. If the Lessee shall fail to remove such property on or before the termination or expiration of the letting, the Port Authority shall have the same rights with respect to such property as it has in the event of casualty under paragraph (d) of the Section of this Agreement entitled "Casualty".

Section 27. Acceptance of Surrender of Lease

            No agreement of surrender or to accept a surrender shall be valid unless and until the same shall have been reduced to writing and signed by the duly authorized representatives of the Port Authority and of the Lessee. Except as expressly provided in this Section, neither the doing of, nor any omission to do, any act or thing, by any of the officers, agents or employees of the Port Authority, shall be deemed an acceptance of a surrender of the letting or of this Agreement. Without limiting the foregoing, no employee or officer of the Port Authority shall be authorized to accept the keys of the premises prior to the expiration date of the letting as fixed in the Section of this Agreement entitled "Term" and no delivery of the keys by the Lessee shall constitute a termination of this Agreement or acceptance of surrender.

Section 28. Brokerage

            The Lessee represents and warrants that no broker other than the broker named on the first page of this Agreement (if any) has been concerned in the negotiation or execution of this Agreement or in connection with the letting of the premises hereunder and that there is no broker other than the broker named on the first page of this Agreement (if any) who is or may be entitled to be paid a commission in connection therewith. The Lessee shall indemnify and save harmless the Port Authority from any claims for commission or brokerage made by any and all

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WTC-SOL3195

persons, firms or corporations whatsoever for services in connection with the negotiation and execution of this Agreement or in connection with the letting of the premises hereunder except for a claim of the broker named on the first page of this Agreement (if any) provided such claim is made in accordance with the terms of an agreement between such broker and the Port Authority bearing the same date as this Agreement.

Section 29. Notices

            (a) Notices, requests, permissions, consents and approvals given or required to be given to or by either party under this Agreement, shall not be effective unless they are given in writing, and all such notices and requests shall be (i) personally delivered to the party or a duly designated officer or representative of such party; or (ii) delivered to the office of such party, officer or representative during regular business hours; or (iii) if directed to the Lessee, delivered at the premises at any time; or (iv) forwarded to such party, officer or representative at the office or residence address by registered or certified mail. The Lessee shall designate an office within the Port of New York District and an officer or representative whose regular place of business is at such office. Until further notice, the Port Authority hereby designates its Executive Director, and the Lessee designates the person named as representative on the first page hereof as their respective officers or representatives upon whom notices and requests may be served, and the Port Authority designates its office at One World Trade Center, New York, New York 10048, and the Lessee designates its office at its address stated on the first page hereof, as their respective offices where notices and requests may be served.

            (b) If any notice is delivered, such notice shall be deemed to have been given or made on the date delivered and if any notice is mailed, such notice shall be deemed to have been given or made on the second day after the day the notice is so mailed.

Section 30. Payments

            (a) All payments required of the Lessee by this Agreement shall be made to the Port Authority and mailed to The Port Authority of New York and New Jersey, P.0. Box 17309, Newark, New Jersey 07194, or to such office or address as may be substituted therefor.

            (b) No payment by the Lessee or receipt by the Port Authority of a lesser rental amount than that which is due and payable under the provisions of this Agreement at the time of such payment shall be deemed to be other than a payment on account of the earliest rental then due, nor shall any endorsement or statement on any check or in any letter accompanying any check or payment be deemed an accord and satisfaction, and the Port Authority may accept such check or payment without prejudicing in any way its right to recover the balance of such rental or to pursue any other remedy provided in this Agreement or by law.

Section 31. Subordination

            This Agreement and the letting hereunder are and shall be subject and subordinate to all mortgages which may now or hereafter affect the premises or the World Trade Center, and to all renewals, modifications, consolidations, replacements and extensions thereof, and although the provisions of this Section shall be deemed to be self-operating and effective for all purposes without any further instrument on the part of the Lessee, the Lessee shall execute on demand and without expense to the Port Authority such further instruments confirmatory of the provisions of this Section as the Port Authority may request.

Section 32. Quiet Enjoyment

            The Port Authority covenants and agrees that as long as it remains the owner of the World Trade Center, the Lessee, upon paying all rentals hereunder and performing all the covenants, conditions and provisions of this Agreement on its part to be performed, shall and may peaceably and quietly have, hold and enjoy the premises free of any act or acts of the Port Authority except as expressly permitted in this Agreement.

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STC-SOL3195

Section 33. Non-Liability of Individuals

            Neither the Commissioners of the Port Authority nor any of them, nor any officer, agent or employee thereof, shall be charged personally by the Lessee with any liability or held liable to it under any term or provision of this Agreement, or because of its execution or attempted execution, or because of any breach or attempted or alleged breach thereof.

Section 34. Headings

            The section headings and the paragraph headings, if any, are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of any provision hereof.

Section 35. Construction and Application of Terms

            (a) Wherever in this Agreement a third person singular neuter pronoun or adjective is used referring to the Lessee, the same shall be taken and understood to refer to the Lessee, regardless of the actual gender or number thereof.

            (b) If more than one individual or other legal entity is the Lessee under this Agreement, each and every obligation hereof shall be the joint and several obligation of each such individual or other legal entity.

            (c) This Agreement does not constitute the Lessee, the agent or representative of the Port Authority for any purpose whatsoever.

            (d) All designations of time herein contained shall refer to the time-system then officially in effect in the municipality wherein the premises are located.

            (e) No greater rights or privileges with respect to the use of the premises or any part thereof or with respect to the World Trade Center are granted or intended to be granted to the Lessee by this Agreement, or by any provision thereof, than the rights and privileges expressly granted hereby.

Section 36. Definitions

            The following terms, when used in this Agreement, shall have the respective meanings given below:

            (a) "World Trade Center" shall mean the building complex constructed by the Port Authority within the area in the Borough of Manhattan, City, County and State of New York, bounded generally by the east side of Church Street on the east, the south side of Liberty Street and the south side of Liberty Street extended on the south, the Hudson River on the west, and on the north by a line beginning at the point of intersection of the Hudson River and the north side of Vesey Street extended, running along the north side of Vesey Street extended and the north side of Vesey Street to the west side of Washington Street, then along the west side of Washington Street to the north side of Barclay Street, then along the north side of Barclay Street to the east side of West Broadway, then along the east side of West Broadway to the north side of Vesey Street, then along the north side of Vesey Street to the east side of Church Street, together with such additional contiguous area as may be agreed upon from time to time between the Port Authority and the said City of New York.

            (b) The phrase "utility, mechanical, electrical, communication and other systems" shall mean and include (without limitation thereto) the following: machinery, engines, dynamos, boilers, elevators, escalators, incinerators and incinerator flues, systems for the supply of fuel, electricity, water, gas and steam, plumbing, heating, sewerage, drainage, ventilating, air conditioning, communications, fire-alarm, fire-protection, sprinkler, telephone, telegraph and other systems, fire hydrants, fire hoses, and their respective wires, mains, conduits, lines, tubes, pipes, equipment, motors, cables, fixtures and other equipment.

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WTC-SOL3195

            (c) "Causes or conditions beyond the control of the Port Authority", shall mean and include acts of God, the elements, weather conditions, tides, earthquakes, settlements, fire, acts of governmental authority, war, shortage of labor or materials, acts of third parties for which the Port Authority is not responsible, injunctions, strikes, boycotts, picketing, slowdowns, work stoppages, labor troubles or disputes of every kind (including all those affecting the Port Authority, its contractors, suppliers or subcontractors) or any other condition or circumstances, whether similar to or different from the foregoing (it being agreed that the foregoing enumeration shall not limit or be characteristic of such conditions or circumstances) which is beyond the control of the Port Authority or which could not be prevented or remedied by reasonable effort and at reasonable expense.

            (d) "Normal business hours" shall mean 8:00 o'clock A.M. to 6:00 o'clock P.M. Mondays to Fridays inclusive, legal holidays as defined in Exhibit R excepted.

Section 37. Liability Insurance

            (a) The Lessee shall not do or permit to be done any act or thing upon the premises or at the World Trade Center which will invalidate or conflict with any insurance policies covering the premises or any part thereof, or the World Trade Center, or any part thereof, which, in the opinion of the Port Authority, may constitute an extra-hazardous condition, so as to increase the risks normally attendant upon the operations contemplated by the Section of this Agreement entitled "Rights of User by the Lessee", and the Lessee shall promptly observe, comply with and execute the provisions of any and all present and future rules and regulations, requirements, orders and directions of the National Fire Protection Association and the Insurance Services Office, Inc. and of any other board or organization exercising or which may exercise similar functions, which may pertain or apply to the operations of the Lessee on the premises, and the Lessee shall, subject to and in accordance with the provisions of the Section of this Agreement entitled "Construction by the Lessee", make any and all improvements, alterations or repairs of the premises that may be required at any time hereafter by any such present or future rule, regulation, requirement, order or direction, and if by reason of any failure on the part of the Lessee to comply with the provisions of this Agreement any insurance rate on the premises or any part thereof or on the World Trade Center or any part thereof, shall at any time be higher than it otherwise would be, then the Lessee shall pay to the Port Authority, as an item of additional rental, that part of all insurance premiums paid by the Port Authority which shall have been charged because of such violation or failure by the Lessee, but no such payment shall relieve the Lessee of its other obligations under this paragraph.

            (b) (i) The Lessee in its own name as assured shall secure and keep in full force and effect throughout the term of the letting under this Agreement, at Lessee's sole cost and expense, (a) a policy of comprehensive general liability insurance including a contractual liability endorsement for such coverage as may reasonably be stipulated from time to time by the Port Authority covering the Lessee's operations hereunder which shall be effective throughout the letting under this Agreement and shall initially be in a combined single limit of not less than $1,000,000 for liability for bodily injury, for wrongful death and for property damage arising from any one occurrence; and (b) a fire or other casualty policy insuring the full replacement value of all construction, installation and finishing work performed by the Lessee in the premises and the Lessee's furniture, trade fixtures, equipment and other personal property, such insurance to include a replacement cost endorsement, with a deductible of no more than $1,000 against loss or damage by fire and theft and such other risks or hazards as are insurable under present or future forms of "All Risk" insurance policies.

                  (ii) The Port Authority shall be included as an additional insured in any policy of liability insurance required by this Section. The Lessee shall have the right to insure and maintain the insurance coverages set forth in this Section under blanket insurance policies covering the premises and other space occupied by Lessee, if any, so long as such blanket policies comply in all respects with the insurance provisions set forth in this Agreement; provided that upon request, Lessee shall deliver to the Port Authority a certificate of Lessee's insurer evidencing the portion of such blanket policy of insurance allocated to the premises.

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WTC-SOL3195

                  (iii) As to any insurance required by this Section, a certified copy of each of the policies or a certificate or certificates evidencing the existence thereof (including all required endorsements and evidence of the waivers of subrogation required by paragraph (c) of this Section), or binders, shall be delivered to the Port Authority within twenty
(20) days prior to the commencement date of the letting hereunder. In the event any binder is delivered, it shall be replaced within thirty (30) days by a certified copy of the policy or a certificate including said endorsements and such waiver of subrogation. Within thirty (30) days after request of the Port Authority made at any time during the term of the letting under this Agreement the Lessee shall deliver a certified copy of the policy to the Port Authority. Each such copy or certificate shall contain endorsements that (a) the policy may not be cancelled, terminated, changed or modified without giving ten (10) days written advance notice thereof to the Port Authority; (b) the insurer shall not, without obtaining express advance permission from the General Counsel of the Port Authority, raise any defense involving in any way the jurisdiction of the tribunal over the person of the Port Authority, the immunity of the Port Authority, its Commissioners, officers, agents or employees, the governmental nature of the Port Authority or the provisions of any statutes respecting suits against the Port Authority; and (c) Lessee shall be solely responsible for the payment of premiums therefor notwithstanding that the Port Authority is named as an additional insured. A renewal policy shall be delivered to the Port Authority at least fifteen (15) days prior to the expiration date of each expiring policy, except for any policy expiring after the date of expiration of the letting. If at any time any of the policies shall be or become unsatisfactory to the Port Authority as to form or substance, or if any of the carriers issuing such policies shall be or become unsatisfactory to the Port Authority, the Lessee shall promptly obtain a new and satisfactory policy in replacement. A carrier shall be deemed satisfactory to the Port Authority if it has and maintains a rating by Best's Insurance Reports or any successor publication of comparable standing of "A-X" or better or the then equivalent of such rating.

            (c) Each party shall include in each of its insurance policies covering loss, damage or destruction by fire or other casualty (insuring the World Trade Center and the Port Authority's property therein in the case of the Port Authority, and insuring the Lessee's property required to be insured by Lessee under paragraph (b) above in the case of the Lessee) a waiver of the insurer's right of subrogation against the other party or, if such waiver should be unobtainable or unenforceable, (i) an express agreement that such policy shall not be invalidated if the insured waives before the casualty the right of recovery against any party responsible for a casualty covered by such policies, or (ii) any other form of permission for the release of the other party. If any party hereto is unable to obtain such waiver, agreement or permission without additional charge, then such party shall be relieved from providing such waiver, agreement or permission unless the other party shall so elect and shall pay the carrier's additional charge therefor.

            (d) Each party hereby releases the other party with respect to any claim (including a claim for negligence) which it might otherwise have against the other party for loss, damage or destruction with respect to its property (including business interruption) occurring during the term of the letting under this Agreement and with respect and to the extent to which it is insured under a policy or policies containing a waiver of subrogation or permission to release liability as provided in paragraph (c) above.

            (e) Nothing contained in said paragraphs (c) or (d) above of this Section shall be deemed to impose upon either party any duty to procure or maintain any of the kinds of insurance referred to therein except as otherwise required in this Section. If the Lessee shall fail to maintain insurance in effect as required in this Section, the release by the Lessee set forth in paragraph (d) above of this Section shall be in full force and effect to the same extent as if such required insurance (containing a waiver of subrogation) were in effect. Notwithstanding anything to the contrary contained in this Agreement, the carrying of insurance by the Lessee in compliance with this Section shall not modify, reduce, limit or impair the Lessee's obligations and liability under the Section of this Agreement entitled "Indemnity".

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Section 38. Late Charges

            If the Lessee should fail to pay any amount required under this Agreement when due to the Port Authority, including without limitation any payment of basic, percentage or other rental or any payment of utility or other charges or if any such amount is found to be due as the result of an audit, then, in such event, the Port Authority may impose (by statement, bill or otherwise) a late charge with respect to each such unpaid amount for each late charge period (hereinbelow described) during the entirety of which such amount remains unpaid, each such late charge not to exceed an amount equal to eight-tenths of one percent of such unpaid amount for each late charge period. There shall be twenty-four late charge periods on a calendar year basis; each late charge period shall be for a period of at least fifteen (15) calendar days except one late charge period each calendar year may be for a period of less than fifteen (but not less than thirteen) calendar days. Without limiting the generality of the foregoing, late charge periods in the case of amounts found to have been owing to the Port Authority as the result of Port Authority audit findings shall consist of each late charge period following the date the unpaid amount should have been paid under this Agreement. Each late charge shall be payable immediately upon demand made at any time therefor by the Port Authority. No acceptance by the Port Authority of payment of any unpaid amount or of any unpaid late charge amount shall be deemed a waiver of the right of the Port Authority to payment of any late charge or late charges payable under the provisions of this Section with respect to such unpaid amount. Each late charge shall be and become additional rent, recoverable by the Port Authority in the same manner and with like remedies as if it were originally a part of the rental as set forth in the Section of this Agreement entitled "Basic Rental". Nothing in this Section is intended to, or shall be deemed to, affect, alter, modify or diminish in any way (i) any rights of the Port Authority under this Agreement, including without Limitation the Port Authority's rights set forth in the Section of this Agreement entitled "Termination" or (ii) any obligations of the Lessee under this Agreement. If the precise amount of any payment required to be made by the Lessee under this Agreement cannot be known to the Lessee, such payment shall not be deemed due to the Port Authority for purposes of this Section until fifteen (15) days after the date on the Port Authority's notice to the Lessee of the amount of such payment. In the event that any late charge imposed pursuant to this Section shall exceed a legal maximum applicable to such late charge, then, in such event, each such late charge payable under this Agreement shall be payable instead at such legal maximum.

Section 39. Force Majeure

            (a) The Port Authority shall not be liable for any failure, delay or interruption in performing its obligations hereunder due to causes or conditions beyond the control of the Port Authority. Further, the Port Authority shall not be liable unless the failure, delay or interruption shall result from failure on the part of the Port Authority to use reasonable care to prevent or reasonable efforts to cure such failure, delay or interruption.

            (b) No abatement, diminution or reduction of the rent or other charges payable by the Lessee, shall be claimed by or allowed to the Lessee for any inconvenience, interruption, cessation or loss of business or other loss caused, directly or indirectly, by any present or future laws, rules, requirements, orders, directions, ordinances or regulations of the United States of America, or of the state, county or city governments, or of any other municipal, governmental or lawful authority whatsoever, or by priorities, rationing or curtailment of labor or materials, or by war or any matter or thing resulting therefrom, or by any other cause or condition beyond the control of the Port Authority, nor shall this Agreement be affected by any such causes or conditions.

Section 40. Premises

            (a) The Lessee acknowledges that it has not relied upon any representation or statement of the Port Authority or its Commissioners, officers, employees or agents as to the suitability of the premises for the operations permitted on the premises by this Agreement.

WTC-SOL3195

Without limiting any obligation of the Lessee to commence operations hereunder at the time and in the manner stated elsewhere in this Agreement, the Lessee agrees that no portion of the premises will be used initially or at any time during the letting which is in a condition unsafe or improper for the conduct of the Lessee's operations hereunder so that there is possibility of injury or damage to life or property. For all purposes of this Agreement the premises hereunder (notwithstanding any statement elsewhere in this Agreement of any rule for the measurement of the area thereof) shall be deemed to include all of the enclosing partitions, and the adjacent exterior building walls and glass to and including the exterior surface thereof.

            (b) The Port Authority may by written authorization allow the Lessee to enter into possession of the premises prior to the Commencement Date solely for the purpose of moving personal property of the Lessee into the premises and of installing fixtures. If the Lessee receives such written authorization, the Lessee shall use and occupy the premises in accordance with and subject to all the terms, covenants, conditions and provisions of this Agreement other than those relating to payment of rent and rights of user and except as may be expressly provided otherwise by the written authorization.

Section 41. Governmental Compliance

            In the event that all or any portion of the premises is required by the Port Authority to comply with any present or future governmental law, rule, regulation, requirement, order or direction, the Port Authority shall give the Lessee notice that all or any such portion of the premises is so required and the Lessee shall deliver all or any such portion of the premises so required on the date specified in such notice and, if the Lessee does not so deliver, the Port Authority may take the same. No such taking or delivery shall be or be construed to be an eviction of the Lessee or a breach of this Agreement. In the event that the Lessee has received a notice hereunder it shall deliver all or any such portion of the premises so required in the same condition as that required hereunder for the delivery of the premises on the cessation of the letting. In the event of the taking or delivery of all the premises, this Agreement and the letting hereunder shall on the day of such taking or delivery cease and expire as if that day were the date originally stated herein for the expiration of this Agreement; and, in the event of the taking or delivery of any portion of the premises, then, from and after such taking or delivery, such portion of the premises shall cease to be a part of the premises hereunder. There shall be an abatement of the rental in the event of any such taking or delivery of a portion of the premises as provided in the Section of this Agreement entitled "Abatement of Rental".

Section 42. Services and Utilities

            (a) Subject to all the terms and provisions of this Agreement, the Port Authority will furnish without additional charge to the Lessee the following:

                  (1) During normal business hours, heat, ventilation and air cooling subject to the provisions of paragraph (b) of the Section of this Agreement entitled "Construction by the Lessee";

                  (2) Cleaning services in the premises as described in Schedule B attached hereto and hereby made a part hereof.

            (b) Unless the premises contain toilet and washroom facilities, the Port Authority shall, without additional charge, furnish non-exclusive toilet and washroom facilities for the employees of the Lessee.

            (c) (i) Subject to all the terms and provisions of this Agreement, and to the extent that the Lessee's electricity consumption does not exceed the capacities of feeders, risers or wiring in the premises or the World Trade Center, the Port Authority shall furnish to the Lessee electricity in reasonable quantities solely for illumination, by which is meant the energizing of fluorescent or incandescent bulbs (to be supplied, paid for and installed by the Lessee) and for the operation of such office machines and equipment which may be required for the Lessee's ordinary use of the premises for the purposes herein specified and the Lessee shall pay for the consumption

WTC-SOL3195

and demand for electricity in the premises by or on behalf of the Lessee from and after the date of this Agreement. The consumption of and demand for electricity in the premises (being hereinafter referred to as "consumption and demand") shall, at the election of the Port Authority, be measured by (1) a survey of the premises which may be conducted periodically throughout the term of the letting at such times as the Port Authority may elect, by the Port Authority's Engineering Department or by an independent utility consultant to be selected by the Port Authority for the purpose of establishing the Lessee's annual consumption and demand for electricity with such consumption and demand being based on the wattage of lamps and any other electrical machinery and equipment and the frequency and duration of the use thereof in the premises, or
(2) measured by meter or meters furnished by the Port Authority for that purpose and installed on or off the premises, and in the event any meter fails to record such consumption and demand, the quantity of electricity so supplied during any period that a meter is out of service, will be considered to be the same as the quantity supplied during a like period, either immediately before or immediately after such interruption as selected by the Port Authority. The Lessee's annual consumption and demand as determined by survey shall be divided by the number of billing periods per year established by the public utility company supplying electricity in the vicinity of the premises so as to determine the consumption and demand per billing period. The Lessee's consumption and demand, whether measured by survey or meter, shall be paid for by the Lessee at the greater of the following rates: (1) the rates (including the fuel or other adjustment factor, if any,) which the Lessee under the service classification then applicable to the Lessee as of the date of each billing period would be required to pay for the same quantity of electricity to be used for the same purpose under the same conditions as if the Lessee had purchased such electricity directly from the public utility company supplying the same to commercial buildings in the vicinity; or (2) the Port Authority's cost of obtaining and supplying the same quantity of electricity. The Lessee shall pay the cost of such consumption and demand for each such billing period to the Port Authority on demand therefor and the same shall be deemed additional rental collectible in the same manner and with like remedies as if it were part of the basic rental reserved hereunder. The Lessee acknowledges that its consumption and demand for electricity shall include the use of electricity by the Port Authority and its cleaning contractor for lighting and, for electrical equipment required to be used in connection with the cleaning of the premises. The determination of consumption and demand by survey shall be effective until the next succeeding survey and shall be binding and conclusive on both the Lessee and the Port Authority as to all matters, including but not limited to the frequency and duration of use of the lamps and other electrical machinery and equipment in the premises. The cost of each such survey shall be borne by the Port Authority, provided that if the Lessee makes any alterations or improvements to the premises in accordance with the provisions of the Section of this Agreement entitled "Construction by the Lessee" or otherwise which may result in greater consumption or demand, the Port Authority may direct a new survey to establish the consumption and demand for electricity in the premises and the cost thereof shall be borne by the Lessee. Any method of measurement used herein shall not preclude the Port Authority from switching from time to time on ten (10) days' prior notice to the use of any other method specified herein.

            (ii) Notwithstanding that the Port Authority has agreed to supply electricity to the Lessee, the Port Authority shall be under no obligation to provide or continue such service if the Port Authority is prevented by law, agreement or otherwise from metering or measuring consumption and demand as hereinabove set forth or elects not to so meter or measure the same, and in any such event the Lessee shall make all arrangements and conversions necessary to obtain electricity directly from the public utility. Also in such event the Lessee shall perform the construction necessary for conversion and if any lines or equipment of the Port Authority are with the consent of the Port Authority used therefor the Port Authority may make an appropriate charge therefor to the Lessee based on its costs and expenses for the said lines and equipment.

            (d) If the Lessee, in accordance with the Section of this Agreement entitled "Construction by the Lessee" or otherwise, erects any partitions or makes any improvements which stop, hinder, obstruct or interfere with the cooling of the air or the heating of the premises, or if the Lessee shall fail to close and keep closed the window coverings when the sun is shining on the windows of the premises, then no such action by the Lessee shall impose any obligations on the Port Authority to install facilities, fixtures or equipment for air-cooling or for heating

WTC-SOL3195

additional to those existing or presently contemplated or to increase the capacity or output of initially existing facilities, equipment or fixtures and the Lessee shall not in any such event be relieved of any of its obligations hereunder because a comfortable temperature is not maintained. No consent given by the Port Authority to the erection of partitions or the making of any improvements shall be or be deemed to be a representation that the work consented to will not stop, hinder, obstruct or interfere with either the cooling of the air or heating of the premises or any portion thereof. It is hereby understood further that the installation by the Lessee of any equipment which itself requires air cooling or which requires additional quantities of air cooling at the portion of the premises where such equipment is installed or the concentration in any portion of the premises of such a number of people so as to require additional quantities of air cooling, shall not impose any obligation on the Port Authority to install facilities, fixtures and equipment for air cooling additional to those initially existing, or to increase the capacity or output of initially existing facilities, equipment or fixtures and the Lessee shall not in any such event be relieved of any of its obligations hereunder.

            (e) The Lessee shall keep closed all entrance doors and all windows in the premises except that doors may be opened when required for ingress or egress. The Lessee shall not otherwise waste or dissipate the air cooling or heating services. Without otherwise affecting the Port Authority's rights or remedies in the event of any breach by the Lessee of its obligations under this Agreement, the Port Authority shall have the right to discontinue or reduce the said heating or air-cooling service during any period of such waste or dissipation and any failure of the Port Authority to supply any such service under such conditions shall not affect any of the Lessee's obligations under this Agreement.

            (f) If any federal, state, municipal or other governmental body, authority or agency or any public utility assesses, levies, imposes, makes or increases any charge, fee or rent on the Port Authority for any service, system or utility now or in the future supplied to or available to the premises or to any occupants or users thereof or to the structure or building of which the premises form a part (including but not limited to any sewer rent or charge for the use of sewer systems), the Lessee shall, at the option of the Port Authority exercised at any time and from time to time by notice to the Lessee, pay, in accordance with said notice, such charge, fee or rent or increase thereof (or the portion thereof allocated by the Port Authority to the premises or the Lessee's operations hereunder) either directly to the governmental body, authority or agency or to the public utility or directly to the Port Authority.

            (g) The Port Authority shall have the right to discontinue temporarily the supply of any of the above services when necessary or desirable in the opinion of the Port Authority in order to make any repairs, alterations, changes or improvements in the premises or elsewhere in the World Trade Center including but not limited to all systems for the supply of services.

            (h) No failure, delay, interruption or reduction in any service or services shall be or shall be construed to be an eviction of the Lessee, shall be grounds for any diminution or abatement of the rentals payable hereunder, or shall constitute grounds for any claim by the Lessee for damages, consequential or otherwise, unless due to the negligent acts of the Port Authority, its employees or agents.

            (i) The Port Authority shall be under no obligation to supply any service or services if and to the extent and during any period that the supplying of any such service or services or the use of any component necessary therefor shall be prohibited or rationed by any federal, state or municipal law, rule, regulation, requirement, order or direction and if the Port Authority deems it in the public interest to comply therewith, even though such law, rule, regulation, requirement, order or direction may not be mandatory on the Port Authority as a public agency.

            (j) The Port Authority shall have no obligations or responsibility with respect to the performance of any services or providing, supplying or furnishing to the Lessee of any utilities or services whatsoever except as expressly provided in this Section.

WTC-SOL3195

Section 43. Security Deposit or Letter of Credit

            (a) Upon the execution of this Agreement by the Lessee and delivery thereof to the Port Authority, the Lessee shall deposit with the Port Authority (and shall keep deposited throughout the letting under this Agreement) the sum (if any) set forth as a security deposit on page 1 of this Agreement either in cash, or bonds of the United States of America, or of the State of New Jersey, or of the State of New York, or of The Port Authority of New York and New Jersey, having a market value of that amount, as security for the full, faithful and prompt performance of and compliance with, on the part of the Lessee, all of the terms, provisions, covenants and conditions of this Agreement on its part to be fulfilled, kept, performed or observed. Bonds qualifying for deposit hereunder shall be in bearer form but if bonds of that issue were offered only in registered form, then the Lessee may deposit such bond or bonds in registered form, provided, however, that the Port Authority shall be under no obligation to accept such deposit of a bond in registered form unless such bond has been re-registered in the name of the Port Authority (the expense of such re-registration to be borne by the Lessee) in a manner satisfactory to the Port Authority. The Lessee may request the Port Authority to accept a registered bond in the Lessee's name and if acceptable to the Port Authority the Lessee shall deposit such bond together with a bond power (and such other instruments or other documents as the Port Authority may require) in form and substance satisfactory to the Port Authority. In the event the deposit is returned to the Lessee any expenses incurred by the Port Authority in re-registering a bond to the name of the Lessee shall be borne by the Lessee. In addition to any and all other remedies available to it, the Port Authority shall have the right, at its option, at any time and from time to time, with or without notice, to use the deposit or any part thereof in whole or partial satisfaction of any of its claims or demands against the Lessee. There shall be no obligation on the Port Authority to exercise such right and neither the existence of such right nor the holding of the deposit itself shall cure any default or breach of this Agreement on the part of the Lessee. With respect to any bonds deposited by the Lessee, the Port Authority shall have the right, in order to satisfy any of its claims or demands against the Lessee, to sell the same in whole or in part, at any time and from time to time, with or without prior notice at public or private sale, all as determined by the Port Authority, together with the right to purchase the same at such sale free of all claims, equities or rights of redemption of the Lessee. The Lessee hereby waives all right to participate therein and all right to prior notice or demand of the amount or amounts of the claims or demands of the Port Authority against the Lessee. The proceeds of every such sale shall be applied by the Port Authority first to the costs and expenses of the sale (including but not limited to advertising or commission expenses) and then to the amounts due the Port Authority from the Lessee. Any balance remaining shall be retained in cash toward bringing the deposit to the sum specified above. In the event that the Port Authority shall at any time or times so use the deposit, or any part thereof, or if bonds shall have been deposited and the market value thereof shall have declined below the above-mentioned amount, the Lessee shall, on demand of the Port Authority and within two (2) days thereafter, deposit with the Port Authority additional cash or bonds so as to maintain the deposit at all times to the full amount stated as a security deposit on page 1 of this Agreement, and such additional deposits shall be subject to all the conditions of this Section. After the expiration or earlier termination of the letting under this Agreement as the said letting may have been extended, and upon condition that the Lessee shall then be in no wise in default under any part of this Agreement, as this Agreement may have been amended or extended (or both), and upon written request therefor by the Lessee, the Port Authority will return the deposit to the Lessee less the amount of any and all unpaid claims and demands (including estimated damages) of the Port Authority by reason of any default or breach by the Lessee of this Agreement or any part thereof. The Lessee agrees that it will not assign or encumber the deposit. The Port Authority will deposit cash deposited with it pursuant to this paragraph (a) or any cash drawn under a letter of credit which is to be held as security pursuant to the provisions of paragraph (b) of this Section in an interest-bearing bank account in a banking institution selected by it. The Lessee may collect or receive any interest or income earned on bonds and interest paid on cash deposited in interest-bearing bank accounts, less any part thereof or amount which the Port Authority has paid or applied against the Lessee's obligations under this Agreement or which the Port Authority is or may hereafter be entitled or authorized by law to retain or to charge, whether as or in lieu of an administrative expense, or custodial charge, or otherwise.

WTC-SOL3195

            (b) in lieu of the security deposit required pursuant to paragraph
(a) of this Section the Lessee may deliver to the Port Authority, as security for all obligations of the Lessee under this Agreement, a clean irrevocable letter of credit issued by a banking institution satisfactory to the Port Authority and having its main office within the Port of New York District, in favor of the Port Authority in the amount (if any) set forth as a security deposit on page 1 of this Agreement. The form and terms of such letter of credit, as well as the institution issuing it, shall be subject to the prior and continuing approval of the Port Authority. Such letter of credit shall provide that it shall continue throughout the term of the letting under this Agreement and for a period of not less than six (6) months thereafter; such continuance may be by provision for automatic renewal or by substitution of a subsequent satisfactory letter. Upon notice of cancellation of a letter of credit the Lessee agrees that unless, by a date twenty (20) days prior to the effective date of cancellation, the letter of credit is replaced by security in the amount required in accordance with paragraph (a) of this Section or another letter of credit satisfactory to the Port Authority, the Port Authority may draw down the full amount thereof and thereafter the Port Authority will hold the same as security under paragraph (a) of this Section. Failure to provide such letter of credit at any time during the term of the letting which is valid and available to the Port Authority, including any failure of any banking institution issuing any such letter of credit previously accepted by the Port Authority to make one or more payments as may be provided in such letter of credit shall be deemed to be a breach of this Agreement on the part of the Lessee. Upon acceptance of such letter of credit by the Port Authority, and upon request by the Lessee made thereafter, the Port Authority will return any security deposit theretofore made under and in accordance with the provisions of paragraph (a) of this Section. The Lessee shall have the same rights to receive such deposit during the existence of a valid letter of credit as it would have to receive such deposit upon expiration of the letting and fulfillment of the obligations of the Lessee under this Agreement. If the Port Authority shall make any drawing under a letter of credit held by the Port Authority hereunder, the Lessee on demand of the Port Authority and within two (2) days thereafter, shall bring the letter of credit back up to its full amount.

            (c) No action by the Port Authority pursuant to the terms of any letter of credit, or receipt by the Port Authority of funds from any bank issuing any such letter of credit, shall be or be deemed to be a waiver of any default by the Lessee under the terms of this Agreement and all remedies under this Agreement of the Port Authority consequent upon such default shall not be affected by the existence of or a recourse to any such letter of credit.

Section 44. Additional Right of Termination

            (a) Without limiting any other right of termination under this Agreement, the Port Authority shall have the right to terminate this Agreement and the letting hereunder without cause, at any time on one hundred eighty (180) days' notice to the Lessee. In the event of termination pursuant to this Section, this Agreement and the letting thereunder shall cease and expire as if the effective date of termination stated in the notice were the date originally fixed herein for the expiration of the Lease and the term of the letting.

            (b) Notwithstanding the foregoing provision, the Port Authority shall, within ten (10) days after giving the notice referred to in paragraph
(a), tender to the Lessee an agreement, which tender shall constitute an offer to amend this Agreement, providing for the letting to the Lessee of other space at the World Trade Center, consisting of a single block of space, substantially similar in size to the premises but the configuration of such and its location within the World Trade Center shall be solely within the discretion of the Port Authority. Such agreement shall contain an exhibit depicting such other space, the effective date upon which the letting of such space shall commence, a statement of the number of rentable square feet comprising such space and the annual basic rental payable for such space which shall be computed at the same annual per rentable square foot rate as the basic rental set forth in this Agreement. In addition to the annual basic rental payable for such space the agreement will provide that the Lessee will continue to pay additional basic rental as provided in the Schedule A attached hereto based on the number of rentable square feet in such space. The agreement will also provide that the Lessee

WTC-SOL3195

will surrender, vacate and yield up to the Port Authority the premises on the date preceding the effective date the letting of such space shall commence and that the Port Authority will, (1) finish the space or cause the same to be finished at no cost to the Lessee substantially in the same manner and to the same extent as the premises, (2) arrange for or, at the Port Authority's option, reimburse the Lessee for its reasonable expenditures for moving the Lessee's property from the premises to such other space, (3) reimburse the Lessee for its reasonable expenditures for installing telephone equipment in such space substantially equivalent to the Lessee's present installation in the premises and (4) reimburse all reasonable payments made by the Lessee in connection with office stationery no longer usable by the Lessee as a result of its move to such other space. All terms, conditions and provisions of the Lease as so amended will remain in force and effect as to such space which shall be and become the premises from the effective date of the letting of such space through the balance of the term of the letting under the Lease. The Lessee shall within twenty (20) days after delivery to it of such agreement by the Port Authority, execute, acknowledge and deliver the same to the Port Authority. Upon the delivery of a fully executed and acknowledged copy of the agreement by the Port Authority to the Lessee, the notice theretofore served pursuant to paragraph (a) hereof shall be deemed null and void and of no further force or effect. In the event the Lessee does not accept the Port Authority's offer by delivering the agreement executed and acknowledged by it to the Port Authority within the time specified herein, then the offer contained therein shall be deemed withdrawn and the notice terminating the letting served in accordance with the provisions of paragraph (a) hereof shall be and remain fully effective and the Port Authority shall have no further obligation to offer other space to the Lessee either at the World Trade Center or elsewhere.

            (c) The provisions of paragraph (b) of this Section shall be independent of and shall not be deemed a condition precedent or prerequisite to the exercise of the right of termination by the Port Authority under paragraph
(a) hereof.

            (d) The Lessee acknowledges that it has been advised by the Port Authority that any failure of the Lessee to surrender, vacate and yield up to the Port Authority the premises on the effective date of termination set forth in paragraph (a) hereof or on the day preceding the effective date of the letting of the space to which the Lessee is moved as referred to in paragraph
(b) hereof, will or may cause the Port Authority injury, damage or loss. The Lessee hereby assumes the risk of such injury, damage or loss and hereby agrees that it shall be responsible for the same and shall pay the Port Authority for the same whether such are foreseen or unforeseen, special, direct, consequential or otherwise and the Lessee hereby expressly agrees to indemnify and hold the Port Authority harmless against any such injury, damage or loss. The foregoing shall not constitute or be deemed to constitute the sole and exclusive remedy of the Port Authority for such failure of the Lessee.

            (e) In the event the Lessee shall become entitled to reimbursement pursuant to the provisions of subdivisions (2), (3) or (4) of paragraph (b) above, the Lessee shall submit to the Port Authority a statement signed by a responsible officer of the Lessee certifying the amount due to the Lessee together with such documentation, records, paid bills and invoices to substantiate the amount due the Lessee. After examination and approval of such certified statement and any other documentation as may be reasonably requested by the Port Authority, the Port Authority will determine the amount due to the Lessee and will grant the Lessee a credit in such amount against the Lessee's rental obligations next becoming due.

WTC-SOL3195

Section 45. Entire Agreement

            This Agreement consists of the following: pages 1 through 30 inclusive, plus Exhibits A, X, Y and R and Schedules A, B, and C (if any).

            It constitutes the entire agreement of the parties on the subject matter hereof and may not be changed, modified, discharged or extended except by written instrument duly executed by the Port Authority and the Lessee. The Lessee agrees that no representations or warranties shall be binding upon the Port Authority unless expressed in writing in this Agreement.

            IN WITNESS WHEREOF, the parties hereto have executed these presents as of the day and year first above written.


                                       THE PORT AUTHORITY OF NEW YORK
                                           AND NEW JERSEY
ATTEST:


/s/ [ILLEGIBLE]                            By /s/ [ILLEGIBLE]
--------------------------                    ----------------------------------
WITNESS
                                           Title DIRECTOR OF REAL ESTATE
                                                 -------------------------------
                                                          (Seal)

                             BROADVIEW NETWORKS, INC.

ATTEST:
/s/ Terrence J. Anderson                   By /s/ Vern Kennedy
--------------------------                    ----------------------------------
        (Secretary)
                                           Title President
                                                 -------------------------------
                                                         (Corporate Seal)

                                                                "APPROVED"
                                                           =====================
                                                           FORM            TERMS

                                                           RTV             GW
                                                           RMS

                               [GRAPHIC OMITTED]


================================================================================
THE PORT AUTHORITY OF NY & NJ [LOGO]

Tenants Name: Broad View Networks, Inc.
            --------------------------------------------------------------------
Building:  1    Floor: 53
         ------      -----------------------------------------------------------
Lease No: WT--3636
          ----------------------------------------------------------------------
Exhibit:  A  Revision:
         ---          ----------------------------------------------------------
RSF:  2751   Drawn By:  D.J.
    --------          ----------------------------------------------------------
DATE: 01-14-00   Client Rep. G. Weinstein
     ----------             ----------------------------------------------------

Initialed:


    GW
    ---------------------------------------------
    For the P.A.


    /s/ Vern Kennedy
    ---------------------------------------------
    For the Lessee
================================================================================
             2131 1955 .7746  1.08998

WTC-OL-6694

                                   SCHEDULE A

            1. For the purposes of this Schedule A, the following provisions shall apply:

                  (a) "Taxes" shall mean real estate taxes and assessments which may be imposed from time to time by the United States of America, the State of New York or any municipality or other governmental authority, upon the Port Authority with respect to the buildings, structures, facilities or land at the World Trade Center or with respect to the rentals or income therefrom in lieu of or in addition to any tax or assessment which would otherwise be a real estate tax or assessment and taxes shall include any payments in lieu of real estate taxes or assessments which may be agreed upon between the Port Authority and any of the foregoing governmental authorities, other than payments in lieu of taxes described in paragraph (b) below.

                  (b) "Payments in lieu of taxes" shall mean such payments as the Port Authority has agreed to pay the City of New York under an agreement dated 1967 as it may have been or may be hereafter supplemented or amended (hereinafter called "the City Agreement").

                  (c) The "annual per rentable square foot factor" referred to in this Schedule was initially fixed at $1.25 in the City Agreement and provision was made in paragraph 7(3) of the City Agreement for changes therein from time to time to reflect changes in the tax rate and changes in assessed valuations.

                  (d) "Tax base" shall mean the annual per rentable square foot factor finally established to be the annual per rentable square foot factor to be used in computing payments in lieu of taxes for the tax year beginning the July 1 immediately preceding the date of the Lease.

                  (e) "Tax year" shall mean the twelve-month period established by The City of New York as a tax year for real estate tax purposes.

                  (f) "Wage rate" shall mean the cost for an hour's work by a porter engaged to work a 40 hour work week in a Class A office building in the City of New York which hourly cost shall be limited solely to the hourly wage rate for porters as that rate is established from time to time by collective bargaining agreement between the Realty Advisory Board on Labor Relations, Incorporated, acting on behalf of various building owners and Local 32B-32J, Service Employees International Union, AFL-CIO, (which collective bargaining agreement is hereinafter referred to as "the Contract"), plus a proper proportion of fringe benefits and other payroll costs. As used herein:

                        (1) "Porter" or "porters" shall mean those employees
            engaged in the general maintenance and operation of office buildings


                              Page 1 of Schedule A

WTC-OL-6694

            and classified as "Others" by the Contract.


                        (2) "Fringe benefits" shall mean the items of cost which
            an employer would be obligated to pay or would incur pursuant to the Contract on the basis of wages paid to a porter engaged to work a 40 hour work week in Class A office building in New York City who is entitled to receive on an annual basis the maximum entitlement under the Contract, including, without limitation, vacation allowances, sick leave, holiday pay, birthdays, jury duty, medical checkup, lunch time, relief time, other paid time off, bonuses, union assessments allocable to pension plans and welfare and training funds, and health, life, accident, or other such types of insurance.

                        (3) "Other payroll costs" shall mean taxes payable
            pursuant to law by an employer upon the basis of wages paid to a porter engaged to work a 40 hour work week in a Class A office building in New York City, including, without limitation, F.I.C.A., New York State Unemployment Insurance and Federal Unemployment Insurance.

                  If at any time during the term of the letting under the Lease the Contract shall require regular employment of porters on days or during hours when overtime or other premium pay rates are in effect pursuant to the Contract the hourly wage rate for porters under the Contract for the applicable period shall be determined by dividing the weekly wage an employer would be obligated to pay a porter engaged to work a 40 hour work week in a Class A office building in New York City under the Contract by 40.

                  If either the Realty Advisory Board on Labor Relations, Incorporated or Local 32B-32J, Service Employees International Union, AFL-CIO shall cease to exist or a collective bargaining agreement shall cease to be negotiated between the Realty Advisory Board on Labor Relations, Incorporated and Local 32B-32J, Service Employees International Union, AFL-CIO, or if the job classification "Others" shall be renamed or abolished in any subsequent collective bargaining agreement entered into between the Realty Advisory Board on Labor Relations, Incorporated and Local 32B-32J, Service Employees International Union, AFL-CIO, then the wage rate to be used in applying the provisions of this Schedule shall be the wage rate for those employees engaged in the general maintenance and operation of Class A office buildings either pursuant to any subsequent collective bargaining agreement between the Realty Advisory Board on Labor Relations; Incorporated and Local 32B-32J, Service Employees International Union, AFL-CIO, or if there is no such agreement, then pursuant to such agreement as the Port Authority shall select.

                  (g) "Basic wage rate" shall mean the wage rate in effect on the January 1 immediately preceding the date of the Lease.

                  (h) "Rentable square feet in the premises" shall mean the number of rentable square feet set forth in Section 1 of the Lease.


                              Page 2 of Schedule A

WTC-OL-6694

                  (i) "Lease" shall mean the agreement of lease to which this schedule is attached.

            2. From and after each July 1, following the Commencement Date, the Lessee shall pay an additional basic rental under the Lease at the annual rate computed by multiplying the rentable square feet in the premises by the excess over the tax base of the total of: (i) the annual per rentable square foot amount of taxes for the tax year beginning on that July 1; and (ii) the annual per rentable square foot factor used in computing payments in lieu of taxes for the tax year beginning on that July 1. If taxes become payable on a basis other than an annual amount per rentable square foot, the Port Authority will allocate those taxes to the rentable square feet of space in the World Trade Center and will notify the Lessee of the amount of such allocation.

            3. In addition to additional basic rental payable under paragraph 2 above, from and after the commencement date of the letting under the Lease, the Lessee shall pay additional basic rental under the Lease at an annual rate equal to $0.01 for each $0.01, or major fraction thereof, that the wage rate in effect on the commencement date of the letting and each wage rate thereafter established from time to time during the term of the letting exceeds the basic wage rate, multiplied by the rentable square feet in the premises.

            4. If the imposition or allocation of taxes or the establishment of an annual per rentable square foot factor to be used in computing payments in lieu of taxes for any tax year or the establishment of a wage rate to be effective for any period of time is delayed for any reason whatsoever, the Lessee shall nevertheless continue to pay the additional basic rental at the annual rate then in effect subject to retroactive adjustments at such time as the taxes are imposed or allocated or the said per rentable square foot factor or wage rate shall have been established

            5. After imposition and allocation of taxes for any tax year and the establishment for each tax year of the annual per rentable square foot factor used in computing payments in lieu of taxes and after the effective date of each wage rate in excess of the basic wage rate; the Port Authority will compute the annual rate or rates of additional basic rental payable by the Lessee under paragraph 2 or 3 above and will notify the Lessee of the amounts thereof. Additional basic rental accruing under paragraph 2 or 3 above shall be computed separately and each amount thereof shall be payable by the Lessee to the Port Authority in advance in monthly installments, each installment being equal to 1/2 of the annual rate except that if at the time the Port Authority gives notice to the Lessee under this paragraph, additional basic rental shall have accrued for a period prior to the notice, the Lessee shall pay such additional basic rental in full for such period, within ten days after such notice.


                              Page 3 of Schedule A

WTC-OL-6694

            6. If after an amount of additional basic rental shall have been fixed under paragraphs 2 or 3 above for any period, taxes are imposed or the amount of taxes or the annual per rentable square foot factor in regard to payments in lieu of taxes or the wage rate used for computing such additional basic rental shall be changed or adjusted, then the additional basic rental payable for that period shall be recomputed and from and after notification of the imposition, change or adjustment, the Lessee shall make payments based upon the recomputed additional basic rental and upon demand the Lessee shall pay any excess in additional basic rental as recomputed over amounts of additional basic rental theretofore actually paid. If such change or adjustment results in a reduction in the amount of additional basic rental for any period prior to notification, the Port Authority will credit the Lessee with the difference between the additional basic rental as recomputed for that period and amounts of additional basic rental actually paid.

                                       /s/ GW
                                       -------------------------
                                           For the Port Authority


                                       /s/ Vern Kennedy
                                       -------------------------
                                           For the Lessee


                              Page 4 of Schedule A

WTC-OL-RIS1589

                                   SCHEDULE B

Routine Office Cleaning

Daily (Five days each week except Saturdays, Sundays, and Holidays

            1. Empty and damp wipe ash trays, empty waste baskets. Transport collected waste from normal daily office operations only to trash handling areas and removal from the building. Collection and removal of waste different from or in excess of that from normal daily office operations is not included and shall be deemed additional cleaning services and requested in accordance with the provisions of this Schedule.

            2. Dust horizontal surfaces of office furniture, equipment, ledges, and sills.

            3. Dust sweep vinyl asbestos floor and/or spot vacuum carpeted surfaces, if any.

            4. Clean and sanitize water fountains.

            5. Damp wipe fingerprints, smears, smudges, etc., on door, wall and partition surfaces.

Weekly (Once each week)

            6. Dust vertical surfaces of office furniture and equipment.

            7. Vacuum entire carpeted floor surfaces.

Quarterly (Once each three months)

            8. Wash interior surfaces of exterior window glass.

            9. Dust all pictures, frames, charts, graphs, and similar wall hangings, plus partitions, doors, and door frame surfaces.


                                       /s/ GW
                                       -------------------------
                                       For the Port Authority

              Initialed:

                                       /s/ Vern Kennedy
                                       -------------------------
                                       For the Lessee


                                   Schedule B

WTC-CSL-101068 X

                                    EXHIBIT X

                               CONSENT TO SUBLEASE

                  Port Authority Lease No.
                    (said Lease being dated as of                              )

            THIS AGREEMENT, made as of                                    by and
among THE PORT AUTHORITY OF NEW YORK AND NEW JERSEY (hereinafter called "the Port Authority"), a body corporate and politic, created by Compact between the States of New Jersey and New York, with the consent of the Congress of the United States of America and having an office at One World Trade Center, in the Borough of Manhattan, City, County and State of New York, and

(hereinafter called "the Lessee"), and

(hereinafter called "the Sublessee"),

whose representative is

            WITNESSETH, That:

            WHEREAS, the Port Authority and the Lessee have entered into a lease identified above by Port Authority Lease Number and by date and covering premises at the World Trade Center in the Borough of Manhattan, City, County and State of New York (which lease, as the same may have been or may hereafter be supplemented and amended is hereinafter called "the Lease"); and

            WHEREAS, the Lessee has requested the consent of the Port Authority to a proposed sublease, a copy of which is attached hereto and made a part hereof and is hereinafter called "the Sublease";

            NOW, THEREFORE, for and in consideration of the covenants and mutual agreements herein contained, the Port Authority, the Lessee and the Sublessee hereby agree as follows:

            1. On the terms and conditions hereinafter set forth the Port Authority consents to the Sublease.

            2. The Sublease shall terminate and expire, without notice to the Sublessee, on the day preceding the date of expiration or earlier termination of the Lease, or on such earlier date as the Lessee and Sublessee may agree upon or on the effective date of any revocation of this Consent by the Port Authority. The Sublessee shall quit the


                               Page 1 of Exhibit X

WTC-CSL-101069

subleased premises and remove its property and property for which it is responsible therefrom on or before the termination or expiration of the Sublease.

            3. If the Lessee shall at any time be in default under the Lease, the Sublessee shall on demand of the Port Authority pay directly to the Port Authority any rental, fee or other amount due to the Lessee. No such payment shall relieve the Lessee from any obligations under the Lease or under this Consent or affect the Port Authority's rights or remedies thereunder but all such payments shall be credited against the obligations of the Lessee or of the Sublessee, as the Port Authority may determine, for each payment or part thereof.

            4. In any case of difference between the provisions of the Lease or of this Consent and the provisions of the Sublease, the provisions of the Lease or of this Consent, as the case may be, shall be controlling, it being the intention of the Port Authority merely to permit the exercise of the Lessee's rights (to the extent permitted by the Sublease) by the Sublessee, and not to enlarge or otherwise change the rights granted by the Lease. All of the terms, provisions and conditions of the Lease shall be and remain in full force and effect.

            5. The Sublessee, in its operations under or in connection with the Sublease and its occupancy of the premises, agrees to assume, observe, be bound by and comply with all the terms, provisions, covenants and conditions of the Lease. Without limiting the generality of the foregoing, the Sublessee shall use the premises for the purposes set forth in Section 3 of the Lease and for no other purpose whatsoever.

            6. Without in any wise affecting the obligations of the Lessee under the Lease and under this Consent, the Sublessee agrees with respect to its acts and omissions to indemnify the Port Authority and to make repairs and replacements as if it were the Lessee under the Lease. However, all acts and omissions of the Sublessee shall be deemed to be acts and omissions of the Lessee under the Lease and the Lessee shall also be severally responsible therefor, including but not limited to the obligations of indemnification and repair.

            7. In addition to all other remedies available to the Port Authority under the Lease or otherwise, this Consent may be revoked by the Port Authority by notice to the Lessee and the Sublessee in the event of any breach by the Sublessee of any term or provision of the Lease or of this Consent and no such revocation shall be deemed to affect the Lease or the continuance thereof. Any notice given to the Sublessee shall be sufficient if given in accordance with the Section of the Lease entitled "Notices", for the purpose of which the Sublessee hereby designates the person named as representative on the first page hereof as its officer or representative upon whom notices may be served and the Sublessee designates its office at the address stated on the first page hereof as the office where such notices may be served.


                               Page 2 of Exhibit X

            8. The Lessee and Sublessee represent and warrant that the attached Sublease sets forth the full and entire rental or other consideration payable to the Lessee by the Sublessee for or in connection with the subletting hereunder or use or occupancy of the subleased space and they further represent and warrant that there is no rental or consideration other than as stipulated in the attached Sublease.

            9. The granting of this Consent by the Port Authority shall not be or be deemed to operate as a waiver of the requirement for consent to any subsequent subletting (by the Lessee or by the Sublessee) or to any assignment of the Lease or the Sublease or of any rights under either of them, whether in whole or in part.

            10. References herein to the Sublessee shall mean and include the Sublessee, its officers, agents, employees and also others on the premises or the Facility with the consent of the Sublessee.

            11. Neither the Commissioners of the Port Authority nor any of them, nor any officer, agent or employee thereof shall be held personally liable to the Lessee or to the Sublessee under any term or provision of this Consent or because of its execution or because of any breach or alleged breach thereof.

            IN WITNESS WHEREOF, the Port Authority, the Lessee the Sublessee have executed these presents.


ATTEST:                               THE PORT AUTHORITY OF NEW YORK
                                             AND NEW JERSEY

_____________________________         By______________________________

                                      (Title)___________________________________
                                                       (Seal)

ATTEST:

                                      __________________________________________
                                                      Lessee

_____________________________         By______________________________

                                      (Title)___________________________________
                                                  (Corporate Seal)


ATTEST:

                                      __________________________________________
                                                      Sublessee

_____________________________         By______________________________

                                      (Title)___________________________________
                                                  (Corporate Seal)


                               Page 3 of Exhibit X

FORM XLD - Ath., N.Y.ss.1380

STATE OF NEW YORK     )
                        ss.
COUNTY OF NEW YORK    )

            On the _____________ day of ______________________, 19__, before me personally came,_____________________________________________ to me known, who, being by me duly sworn, did depose and say that he resides at___________________ _______________________________________________________________________________,
that he is the _________________________ of The Port Authority of New York and New Jersey, ([ILLEGIBLE]) the corporations described in and which executed the foregoing instrument; that he knows the seal of the said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by order of the Board of Commissioners of the said corporation; and that he signed his name thereto by like order.


                                       ____________________________________
                                       [ILLEGIBLE]


STATE OF              )
                        ss.
COUNTY OF             )

            On the _____________ day of ______________________, 19__, before me personally came,_____________________________________________ to me known, who, being by me duly sworn, did depose and say that he resides at _________________ _______________________________________________________________________________,
that he is the _________________________ President of __________________________
_______________________________________________________________________________,
[ILLEGIBLE] of the corporations described in and which executed the foregoing instrument; that he knows the seal of the said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by order of the Board of Commissioners of the said corporation; and that he signed his name thereto by like order.

                                       ____________________________________
                                       [ILLEGIBLE]


STATE OF              )
                        ss.
COUNTY OF             )

            On the _____________ day of ______________________, 19__, before me personally came,_____________________________________________ to me known and known to me to be the individual described is and who executed the foregoing instrument, and acknowledged to me that he executed the same.

                                       ____________________________________
                                       [ILLEGIBLE]


                               Page 4 of Exhibit X

FORM EWT-PL - Assignment, all Facilities
82773

                               ASSIGNMENT OF LEASE
                           WITH ASSUMPTION AND CONSENT            (Lease  No.  )

            THIS AGREEMENT, made as of                               by THE PORT
AUTHORITY OF NEW YORK AND NEW JERSEY (hereinafter called "the Port Authority"), a body corporate and politic created by Compact between the States of New York and New Jersey, with the consent of the Congress of the United States of America, having an office for the transaction of business at One World Trade Center, in the Borough of Manhattan, in the City, County and State of New York, and

(hereinafter called "the Assignor"),
a corporation organized and existing under the Laws of the State of with an office for the transaction of business at an individual, residing at

a partnership, consisting of

and
(hereinafter called "the Assignee"),
a corporation organized and existing under the laws of the State of with an office for the transaction of business at an individual, residing at

a partnership, consisting of

the representative of which is

            WITNESSETH, THAT:

            WHEREAS, the Assignor desires to assign to the Assignee that certain
Agreement of Lease dated as of                 , 19  , made by and between The
Port Authority and the Assignor, and hereinafter, as the same has been heretofore amended and extended, called "the Lease";


                               Page 1 of Exhibit Y

FORM EWT - Assignment
10/13/70
covering premises at

            WHEREAS, the Port Authority is willing to consent to such assignment on certain terms, provisions, covenants and conditions:

            NOW, THEREFORE, in consideration of the covenants and mutual promises herein contained, the Port Authority, the Assignor and the Assignee hereby agree as follows:

            1. The Assignor does hereby assign, transfer and set over to the
Assignee, heirs, executors, administrators and successors to                 and
their own proper use, benefit and behoof forever, the Lease, to have and to hold
the same unto the Assignee                   heirs, executors, administrators
and successors from the                    day of                      , 19  ,
for and during all the rest, residue, and remainder of the term of the letting under the Lease, subject nevertheless to all the terms, provisions, covenants and conditions therein contained; and the Assignor does hereby assign, transfer
and set over unto the Assignee              heirs, executors, administrators and
successors, all right, title and interest of the Assignor in and to a certain deposit (whether of cash or bonds) in the amount of made by the Assignor with the Port
Authority, as security for the performance of the terms, provisions, covenants and conditions of the Lease, but subject to the provisions of the Lease and to any claim or right to the said deposit or any part thereof heretofore or hereafter made or to be made on the part of the Port Authority.

            2. The Port Authority hereby consents to the foregoing assignment. Notwithstanding anything herein to the contrary, the granting of such consent by the Port Authority shall not be, or be deemed to operate as, a waiver of the requirement for consent or consents to each and every subsequent assignment by the Assignee or by any subsequent assignee, nor shall the Assignor be relieved of liability under the terms, provisions, covenants and conditions of the Lease by reason of this consent of the Port Authority or of one or wore other consents to one or more other assignments thereof.

            3. The Assignor agrees that this assignment of the Lease and this consent of the Port Authority thereto shall not in any way whatsoever affect or impair the liability of the Assignor to perform all the terms, provisions, covenants and conditions, including without limitation thereto the obligation to pay rent, of the Lease on the part of the Lessee or tenant thereunder to be performed, and that the Assignor shall continue fully liable for the performance of all the terms, provisions, covenants and conditions, including without limitation thereto the obligation to pay rent, on the part of the Lessee or tenant thereunder to be performed.

            4. The Assignee does hereby assume the performance of and does hereby agree to perform, observe and be subject to, all the terms, provisions, covenants and conditions, including without limitation thereto the obligation to pay rent, contained in the Lease, which were or are to be performed or observed by or are applicable to the Lessee thereunder as though the Assignee were the original signatory to the Lease. Without limiting the foregoing, as an inducement to the Port Authority to consent to this assignment, the Assignee has agreed to all the provisions of Section 7(h) and has made the same representations required of the Lessee under Section 7(h) and the Assignee hereby covenants and agrees that the Assignee will use the premises solely for the purpose set forth in


                               Page 2 of Exhibit Y

Section 3 of the Lease and that such use shall be subject to the provisions of
Section 7(h) of the Lease. The execution of this instrument by the Port Authority does not constitute a representation by it that the Assignor has performed or fulfilled every obligation required by the Lease; and as to such matters the Assignee agrees to rely solely upon the representations of the Assignor.

      5. The liability of the Assignor hereunder shall in no way be affected by:

            (a) The release or discharge of the Assignee in any creditors', receivership, bankruptcy or other similar proceeding; or

            (b) The impairment, limitation or modification of the liability of the Assignee or its estate in bankruptcy, or of any remedy for the enforcement of the Assignee's said liability under the Lease, resulting from the operation off any present or future provision of the Bankruptcy Code or any other statute or from the decision of any court having jurisdiction over the Assignee or its estate; or

            (c) The rejection or disaffirmance of the Lease in any creditors', receivership, bankruptcy, or other similar proceeding; or

            (d) Any disability or any defense of the Assignee.

      6. Neither the Commissioners of the Port Authority nor any of them, nor any officer, agent or employee thereof, shall be charged personally by the Assignor or by the Assignee with any liability or held liable to either of them under any term or provision of this Agreement, or because of its execution or attempted execution, or because of any breach or attempted or alleged breach thereof.


                               Page 3 of Exhibit Y

         IN WITNESS WHEREOF, the Port Authority, the Assignor and the Assignee have executed these presents as of the date first hereinabove set forth.


                                      ASSIGNOR:


ATTEST:                               By______________________________

_____________________________         (Title)___________________________________
                   Secretary                           (Seal)


                                      ASSIGNEE:


ATTEST:                               By______________________________

_____________________________         (Title)___________________________________
                   Secretary                           (Seal)


                                      THE PORT AUTHORITY OF NEW YORK
                                             AND NEW JERSEY


ATTEST:                               By______________________________

_____________________________         (Title)___________________________________
                                                       (Seal)


                               Page 4 of Exhibit Y

FORM EWT - Assignment,
10/13/70


STATE OF NEW YORK   )
                    ) ss.
COUNTY OF NEW YORK  )

            On the              day of                   , 19  , before me came
                                         , to me known, who, being be me duly
sworn, did depose and say that he resides at

that he is the                                           of THE PORT OF NEW YORK
AUTHORITY, the corporation described in, and which executed the foregoing instrument; that he knows the seal of the said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by order of the Commissioners of the said corporation; and that he signed his name thereto by like order.


                                        ________________________________________


STATE OF            )
                    ) ss.
COUNTY OF           )

            On the              day of                   , 19  , before me
personally came                                          , to me known, who,
being be me duly sworn, did depose and say, that he resides
                                                       that he is the
                                     of the corporation described in and which
executed the foregoing instrument; that he knows the seal of the said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of the said corporation; and that he signed his name thereto by like order.


                                        ________________________________________


STATE OF            )
                    ) ss.
COUNTY OF           )

            On the              day of                   , 19  , before me
personally came                                          , to me known, who,
being be me duly sworn, did depose and say, that he resides
                                                       that he is the
                                     of the corporation described in and which
executed the foregoing instrument; that he knows the seal of the said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of the said corporation; and that he signed his name thereto by like order.


                                        ________________________________________


                               Page 5 of Exhibit Y

                            RULES AND REGULATIONS
                          FOR THE WORLD TRADE CENTER

      1. Permission granted to use World Trade Center conditional. Permission granted by the Port Authority directly or indirectly, expressly or by implication, to any person or persons, to enter upon or use any part of the World Trade Center (including lessees and other persons occupying or using space at the World Trade Center, persons doing business with the Port Authority or with its lessees or permittees, and all other persons whatsoever whether or not of the type indicated), is conditioned upon compliance with the Port Authority Rules and Regulations as from time to time may be changed; and entry upon or into the World Trade Center by any person shall be deemed to constitute an agreement by such person to comply with said Rules and Regulations.

      2. The Manager of the World Trade Center shall have authority to deny the use of the World Trade Center to any person violating the said Rules and Regulations or laws, ordinances or regulations of the United States, the State of New York or the City of New York.

      3. Entry restrictions. Persons shall use the common areas and facilities in the World Trade Center solely for purposes of ingress and egress, and no person shall cause any obstruction of or loiter in any such common area or facility. No person shall interfere with the safe, orderly flow of vehicular or passenger traffic. No person shall be permitted to sleep, lie down or sit on the floor, ledges, platforms, steps or escalators nor erect any unauthorized permanent or temporary structure at the World Trade Center without the express written permission of the Manager. In addition, no person shall spit, urinate or defecate on any part of the World Trade Center other than in a urinal or toilet intended for that purpose. No person shall enter upon any court or roof area or parking area unless specifically so authorized by lease, permit, license or other agreement with the Port Authority. The Port Authority may exclude from buildings at the World Trade Center, between the hours of 6 p.m. and 8 a.m. and at all hours on Saturday, Sundays and legal holidays, all persons who do not present a pass to the World Trade Center. All such passes shall be in such form as the Manager of the World Trade Center may prescribe from time to time and no person shall issue passes unless authorized in writing by the Manager to do so. Any area barricaded, roped off or otherwise restricted, shall be presumed to be closed to the public, and members of the public are prohibited from entering said areas without the express permission of the Manager or his designee. Furthermore, if the Port Authority deems it advisable for security reasons, occupants of space at the World Trade Center and persons frequently doing business there shall provide, and their employees shall wear or carry, badges or other suitable means of identification which shall be subject to the prior approval of the Port Authority. Each person responsible for issuance of a pass or other means of identification to another person shall be liable to the Port Authority for all acts or omissions of such other persons.

      4. No person shall gamble or conduct or engage in any game of chance at the World Trade Center unless such game of chance is permitted by local, state and federal law and has been approved by the Manager.

      5. No person may for commercial use make drawings or take still photographs or motion pictures within the World Trade Center without permission of the Manager.

      6. No persons other than authorized persons or employees of the Port Authority in designated areas, shall bathe, shower, shave, launder or change clothes or remain undressed in any public restroom, sink, washroom on or within the World Trade Center.

      7. Authorization required for commercial activity, entertainment or solicitation of funds. No person at the World Trade Center, unless duly authorized in writing by the Port Authority, shall (a) sell, or offer for sale any articles of merchandise or carry on any other commercial activity; or (b) solicit any business or trade, or perform or offer to perform any service, including without limitation thereto the carrying of baggage for hire, the shining of shoes or bootblacking; or (c) entertain or offer to entertain any persons by any method including, without limitation thereto, by singing, dancing or playing any musical instrument, or (d) canvass, peddle, or solicit funds for any purpose.

      8. Alcoholic Beverage Restrictions. No person shall drink or carry any open alcoholic beverage on any part of the World Trade Center, provided, however, that this section shall not apply to those premises or areas wherein the consumption of alcoholic beverages is permitted pursuant to the provisions of a lease or other written agreement with the Port Authority.

      9. Permission required for posting or distribution of printed matter, etc. No person shall post, distribute, exhibit, inscribe, paint or affix (nor shall any person cause, direct or order the posting, distributing, exhibiting, inscribing, painting or affixing of) signs, advertisements, circulars, notices, posters,


                               Page 1 of Exhibit R
or printed or written or pictorial matter or articles or objects of any kind at, in, on or to any part of the common areas and facilities of the World Trade Center without the prior written consent of the Manager of the World Trade Center. In the event of the violation of the foregoing, the Port Authority may remove the same without any liability, and may charge the expense and cost incurred for such removal to the person or persons violating this rule.

      10. Property Damage. No person shall deface, mark, break or otherwise damage any part of the World Trade Center or any property thereat. No person shall remove, alter or deface any barricade, fence or sign at the World Trade Center.

      11. All persons at the World Trade Center shall exercise the utmost care to avoid and prevent injury to persons and damage to property. Neither any inclusion in nor any omission from these Rules and Regulations shall be construed to relieve any person from exercising the utmost care to avoid and prevent injury to persons and damage to property.

      12. Lost articles to be turned over to Port Authority. Persons finding lost articles at the World Trade Center shall turn them over to a Port Authority policeman or to the office of the Manager. Articles which are not claimed by the owner within 90 days may be turned over to the finders thereof, unless found by Port Authority employees.

      13. Animals and pets, barred, exception. No person except a police officer or other person authorized by the Manager of the World Trade Center shall enter in or upon the World Trade Center with any animal or pet of any kind except a "seeing eye" dog or an animal properly confined for shipment.

      14.Requests for Port Authority employees to perform work or services to be directed to Manager. No person shall request any Port Authority employee to do any work or perform any service, but shall make all such requests to the Manager of the World Trade Center who may not comply with the request unless the person making the request is entitled to receive the service at the time the request is made under written agreement with the Port Authority, and each person claiming to be so entitled shall make known such fact to the Manager when the request is made.

      15. Smoking, operation of cutting torches and like devices restricted. No person shall smoke or carry lighted cigars, cigarettes, pipes, matches or any naked flame in any place where smoking is specifically prohibited by signs, and no person shall operate at the World Trade Center an oxyacetylene torch, electric arc or similar flame or spark-producing device, cook or light a fire or otherwise create a fire or life/safety hazard on any part of the World Trade Center. No person shall tamper with or permit to be done anything which may interefere with the effectiveness or accessibility of any fire prevention, warning or extinguisher equipment at the World Trade Center nor use the same for any purpose other than fire fighting or fire prevention. Tags showing date of last inspection attached to units of fire extinguishing and fire fighting equipment shall not be removed therefrom.

      16. Transportation, storage, etc. of certain materials and substances prohibited. No person shall store, keep, carry, handle, use, dispense or transport at, in or upon the World Trade Center, or bring into the World Trade Center for any purpose:

            (a) any flammable, combustible, explosive, corrosive, oxidizing, poisonous, compressed or otherwise offensive fluid, gas, chemical substance or material at such time or place or in such manner or condition as to endanger unreasonably or as to be likely to endanger unreasonably persons or property; or

             (b) any firearms or any other weapons, except persons carrying firearms pursuant to and in compliance with law and all licenses, permits, etc. in connection therewith including such of the following as may be on official duty; authorized peace officers, post office, customs or express carrier employees or members of the armed forces of the United States; or

            (c) the following radioactive materials:

                  (1) source material (as defined in Standards for Protection
            Against Radiation, promulgated by the Nuclear Regulatory Commission, Title 10, Code of Federal Regulations, Part 20) including but not limited to uranium, thorium, or any combination thereof (but not including the "unimportant quantities of source material" set forth in 10 CFR 40.13);

                  (2) special nuclear material (as defined in Standards for
            Protection Against Radiation, promulgated by the Nuclear Regulatory Commission, Title 10, Code of Federal Regulations, Part 20) including, but not limited to, plutonium, uranium 233, uranium enriched in the isotope 233 or in the isotope 235, or any material artificially enriched by any of the foregoing:

                  (3) nuclear reactor fuel elements that are partially expended or irradiated;

                  (4) new nuclear reactor fuel elements;

                  (5) radioactive waste material; or


                               Page 2 of Exhibit R

            [ILLEGIBLE] of Nuclear Regulatory Commission permit and escort.

      17. Tampering with controls, equipment, etc. prohibited. No person shall tamper with or permit to be done anything which may interfere with the effectiveness or accessibility of any World Trade Center controls, machinery or equipment including without limitation thereto thermostats, heater valves, sprinkler valves and devices, or blower motors, and no person shall turn on or off heating or air cooling controls in the World Trade Center or operate, adjust or otherwise handle or manipulate any of the aforesaid systems or portions thereof or operate any other equipment, machinery or other devices installed or located therein unless expressly authorized in writing by the Port Authority to do so.

      18. Overloading of utility, mechanical, etc., systems prohibited. No person shall keep, maintain, place or install, use or connect at the World Trade Center any equipment or engage in any activity or operation at the World Trade Center which will cause or tend to cause an overloading of the capacity of any electrical circuit or system or portion of any other utility, mechanical, electrical, electronic, computerized communication or other systems serving the World Trade Center, nor do or permit to be done anything which may interfere with the effectiveness or accessibility of existing and future utility, mechanical, electrical, electronic, computerized communication or other systems or portions thereof at the World Trade Center. No person shall in any common area plug a TV, radio or electrical device into any electrical outlet or connect any device to any utility at or in the World Trade Center without the express written approval of the Manager.

      19. Obstruction of expansion or contraction joints prohibited. No person shall place any furniture, machine or equipment over any expansion or contraction joint unless one end of such furniture, machine or equipment is free to permit expansion or contraction.

      20. Permission required for installations or operation of certain equipment. No person shall install or use at the World Trade Center, except with the prior written consent of the Manager of the World Trade Center, any air conditioning unit or equipment, refrigerator, heating or cooking apparatus or other power-activated equipment or any signal or call system or other communication systems or equipment or any device which connects to the power or other lines for signal or communications or other transmissions in anyway whatsoever. No person shall install or operate at the World Trade Center any device which may in the Port Authority's opinion interfere with or impair any radio, television or telephone transmission or reception or any other communication service.

      21. Permission required to lay floor covering. No person shall lay any linoleum, floor tile, carpeting or any other affixed floor covering at the World Trade Center without the prior written consent of the Manager of the World Trade Center, and if such consent is given, such directions as the Port Authority may give as to methods and procedures to be used in the laying and installing of any such floor covering shall be followed.

      22. Locks and keys. No person shall place any additional lock of any kind upon any window or interior or exterior door without the prior written consent of the Manager and unless a key therefor is delivered to the Port Authority, nor make any change in any door or window lock or the mechanism thereof, except with the prior written consent of the Manager. Upon the expiration or sooner termination of any agreement covering occupancy of space, the occupant shall surrender to the Port Authority any and all keys to interior and exterior doors or windows, whether said keys were furnished to or were otherwise procured by occupants and in the event of the loss of any keys furnished by the Port Authority the occupant shall pay to the Port Authority the Port Authority's cost of replacement thereof.

      23. Obstruction or light, air, heat, passage, etc. prohibited. No person shall obstruct or permit the obstruction of light, air or passage in the World Trade Center, or cover or obstruct any elements of the heating, ventilating or air cooling systems therein. In addition, no person shall place any window coverings including without limitation thereto, curtains, blinds, shades, draperies or screens on any exterior window, without the prior written consent of the Manager of the World Trade Center, but all occupants of space shall provide and install, at their expense, such draperies as the Port Authority may in its discretion require or approve, and all occupants of space shall keep the draperies closed whenever the sun is shining on the windows.

      24. Approval required for certain service contracts. No person shall purchase or contract for spring water, ice, waxing, rug shampooing, draperies, towels, cleaning, glass washing, furniture polishing, lamp servicing, cleaning of electric fixtures, removal of waste paper, rubbish and garbage, or other like services at the World Trade Center except from contractors, companies or persons approved by the Port Authority.

      25. Measures required to eliminate damaging vibrations. All persons in their operations and use of space at the World Trade Center shall sake all reasonable measures to eliminate vibrations tending to damage any part of the World Trade Center.


                               Page 3 of Exhibit R

      26. Objectionable noise prohibited. No person shall make, continue, cause or permit to be made or continued, any objectionable or disturbing noises or disturb or interfere with occupants of the World Trade Center or neighboring buildings or premises, whether by the use of any loudspeaker or other amplifying device, musical instrument, radio, talking machine, television, unmusical noise, whistling, singing, or in any other way. Nothing in this section shall affect the right of the Port Authority in its sole discretion to authorize commercial activity, entertainment or solicitation of funds.

      27. Acts or omissions resulting in filing of liens prohibited. No person shall do or omit to do anything which may be grounds for the filing of any mechanic's or other lien against the World Trade Center or any part thereof. Nothing herein shall be deemed to be a consent by the Port Authority to any such lien or the filing thereof or any implication that such lien would be valid or enforceable against the Port Authority or its property, but if such lien is filed, notwithstanding that it may be groundless or unenforceable, the Port Authority may take such steps as may be required to remove it including payment of any debts alleged to be owed by any person and such person shall pay the Port Authority the Port Authority's cost thereof upon demand.

      28. Names of persons to be notified In event of emergency to be filed. Each occupant of space at the World Trade Center shall file with the Port Authority the name, address, and telephone number of at least two authorized representatives to be notified in the event of an emergency.

      29. Doors, windows to he locked and utility services turned off upon leaving. All occupants of space at the World Trade Center shall, before leaving the same at any time, close and lock all entrance doors therein and turn off all utility services controllable by the occupant.

      30. Use of premises for lodging, sleeping or immoral purposes prohibited. No occupant of space at the World Trade Center shall use the same for lodging or sleeping purposes or for any immoral purposes.

      31. Use of premises during other than normal business hours. When an occupant of space at the World Trade Center intends to occupy the space during hours other than normal business hours, the occupant shall make a request, in writing, for such of those services which the occupant is entitled to receive during normal business hours as the occupant may desire during hours other than normal business hours, each such request to be made by 4 p.m. of the last business day before each day during which the services are desired. Such services will be provided and paid for by the occupant in accordance with the schedule of rates established by the Port Authority from time to time and the occupant agrees that the Port Authority has made no representations or warranties that the premises will be habitable or usable by the occupant during other than normal business hours unless the aforesaid services are requested in advance by the occupant. An occupant of any space at the World Trade Center shall advise the Manager of the World Trade Center one day in advance of any occasion when the space he occupies will not be occupied during normal business hours because of vacations or special holidays.

      32. Sidewalks, open areas, etc. to be kept free from snow, ice, dirt and rubbish. All persons occupying at the World Trade Center any space which has an entrance or exit opening out on a sidewalk or other open area, shall keep all sidewalks, open areas, curbs, lobbies, vestibules and steps adjacent to such space free from snow, ice, dirt and rubbish.

      33. Abandonment of property prohibited. No person shall abandon any property at the World Trade Center. Nor shall any person for himself, herself or another store either temporarily or permanently any personal property at any part of the World Trade Center without the approval of the Manager of the World Trade Center. No person shall store bundles, paper, cloth, cardboard or any other material in solid, liquid or gas form that could in any way pose a fire or life/safety hazard or obstruct or hinder passage without the express, written approval of the Manager.

      34. Accumulation and disposal of garbage, debris, waste, etc. restricted. No person shall allow any garbage, debris, or other waste materials (whether solid or liquid) to collect or accumulate at the World Trade Center and each person shall be responsible for the removal from the World Trade Center of all garbage, debris and other waste materials (whether solid or liquid) arising out of that person's operations or occupancy or use of space at the World Trade Center. All persons shall use extreme care when effecting removal of all such waste and in no event shall any person use for such purpose any facilities of the Port Authority without the prior consent in writing of the Manager of the World Trade Center. All persons shall effect such removal only during such hours and by such means as are prescribed by the Manager in the World Trade Center. No person shall use the water closets, wash bowls or other plumbing fixtures for any purposes other than those for which they were designed, and no person shall throw therein any improper articles or substances (whether liquid or solid) including without limitation thereto garbage, refuse, sweepings, rubbish, rags, ashes or litter. No person shall drop or throw anything out of the doors, windows or down the passageways or into any ventilating or elevator shaftway, stairwell or other openings. The cost of correcting any condition or repairing any damage resulting from misuse of fixtures or facilities or from other actions prohibited herein shall be borne by the persons who, or whose officers, employees, representatives, agents, contractors or invitees, have caused the same.


                               Page 4 of Exhibit R

      35. Trash Removal. All persons at the World Trade Center are responsible for providing for their own trash removal to a compactor provided by the Manager for this purpose. No other method of trash disposal is permitted without the express written consent of the Manager.

      36. Movement of inventory, supplies, equipment, furnishings, etc. restricted. No person shall move inventory, merchandise, supplies or materials, fixtures, equipment, furnishings, or bulky articles of any kind, including without limiting the generality thereof, desks, chairs, tables, safes, cabinets, shelves, business machines, fans or floor coverings, to or from any space at the World Trade Center except with the prior written consent of the Manager of the World Trade Center and during such hours on such days as may be prescribed by the Manager of the World Trade Center. In no event will consent be given unless the person employed or under contract to perform such moving is competent and responsible and at least 24 hours' notice of the person's desire to have such moving performed has been given in writing to the Manager of the World Trade Center. No person shall use hand trucks in the passenger elevators or shall use the passenger elevators to transport freight or bulky packages of any type without the written consent of the Manager of the World Trade Center.

      37. Right reserved to inspect freight, articles, packages, etc. brought in or out. The Port Authority reserves the right to inspect all freight and other articles including hand-carried packages brought into or out of the World Trade Center and to exclude therefrom all articles which violate any of these Rules and Regulations, and to require the occupants of space and others regularly doing business at the World Trade Center to issue package passes (in such form as may be approved by the Port Authority) for packages being carried to or from, or from one location to another within the World Trade Center.

      38. Elevator service.

            (a) Non-exclusive automatic passenger elevator service will be operated during normal business hours.

            (b) Minimal passenger elevator service will be available at times other than normal business hours for persons who may have business in the World Trade Center during such times and whose presence in the World Trade Center is duly authorized in the manner the Port Authority prescribes.

            (c) Freight elevators and truck docks will be available for routine movements during normal business hours. Notice must be given within normal business hours to the Manager of the World Trade Center at least 24 hours in advance in the event freight elevator service is desired which cannot be accommodated as a routine movement or during normal business hours. The person requesting the same will pay the cost for this extra freight elevator service in accordance with the schedule of rates established by the Port Authority from time to time. Persons for whose account property is being delivered or picked up at the truck docks shall arrange for such delivery or pick-up to be made only at such place or places as may be designated by the Port Authority for such purposes and shall arrange for the handling and movement of the property in such a way that it will be removed from the truck docks immediately upon its arrival there, and such persons shall not allow any property to be placed or transported at any time in any common area or facility at the World Trade Center unless the area or facility is one which the Manager has designated as a proper area or facility for that type of property or transportation or to remain therein for a longer time than is necessary to transport it to its destination. The Port Authority will not be responsible for the custody, security, handling or movement of property while at the truck docks or on the freight elevators or while en route to or from either of the same and the person for whose account property is being delivered or picked up at the truck docks or is being transported on, to or from freight elevators shall make all arrangements for loading, unloading, handling and movement of the property and its security, including keeping the property attended at all times. Property may be moved within the World Trade Center solely by suitable vehicles of the indoor industrial wheeler type with rubber tire and side guards and by way of such routes as the Manager may designate from time to time.

      39. Operation of elevators by persons other than Port Authority employees prohibited. No person other than employees of the Port Authority, or their designees, shall operate any freight elevator or passenger elevator (except for the operation in automatic passenger elevators of such controls as are designed for use by passengers) at the World Trade Center.

      40. Use of elevator, escalators and loading docks restricted.

            (a) Passenger elevators and escalators may not be used to carry freight.

            (b) The use of any escalator, elevator, private right-of-way or truck loading dock at the World Trade Center will be subject so the direct control of the Manger.

            (c) No unauthorized person shall cause an elevator or escalator to stop by means of any emergency stopping device unless continued operation would appear to result in probable injury to a person or persons. Any such stopping should be reported immediately to the Manager.

      41. Vehicular traffic restricted. No person shall (nor shall any occupant of space at the World Trade


                               Page 5 of Exhibit R

Center permit its officers, employees, agents, representatives of other persons who are connected with or are doing business with such occupant or who are at the World Trade Center for the purpose of visiting such space, to) operate any automotive or other vehicle (including skateboard, rollerskates or bicycle, scooter or any self-propelled vehicle or device) in any area of the World Trade Center not designated for such use, or operate the same in any vehicular roadway, parking area, public area or street, in or adjacent to the World Trade Center, or park or allow any vehicle to stand in any such roadway, area or street except in accordance with such signs, speed limits, lights, signals, pavement markings, directions, laws, ordinances, rules and regulations (of the Port Authority or of such other agency, municipality or other government authority having jurisdiction) as may be in force from time to time. No person shall park vehicles except in those portions of the parking area designated for that purpose by the Port Authority and except upon payment of such parking fees and charges as may from time to time be prescribed and if specific space is assigned to that person then only in the space so assigned. In the event that a person shall park in any space other than the specific space assigned to that person then that person shall pay to the Port Authority upon demand $25 per day per car parked in any area other than those designated.

      42. Disabled, abandoned or illegally parked vehicles subject to removal. The Manager may remove from any area at the World Trade Center any vehicle which is disabled, abandoned, parked in violation of these Rules and Regulations, or which presents an operational problem to any area at the World Trade Center, at the operators or owners expense and without liability for damage which may result in the course of such moving.

      43. Operation of motor vehicles. No person shall operate a vehicle at the World Trade Center in a careless or negligent manner or in disregard of the rights and safety of others, or without due caution or circumspection, or at any speed in excess of speed limits posted in the area where the vehicle is being operated, or in any event at a speed in excess of fifteen (15) miles per hour, or at any speed or in a manner which, endangers unreasonably or is likely to endanger unreasonably persons or property, or while the driver thereof is under the influence of intoxicating liquor, or any narcotic or habit-forming drug or if such vehicle is so constructed, equipped or loaded as to endanger unreasonably or be likely to endanger unreasonably persons or property, or unless (a) the driver thereof is duly authorized to operate such vehicle on State or municipal highways; and (b) such vehicle is registered in accordance with the provisions of law.

      44. Duty of driver of vehicle involved in accidents. The driver of any vehicle involved in an accident at the World Trade Center which results in injury or death to any person or damage to any property shall immediately stop such vehicle at the scene of the accident, render such assistance as may be needed, and leave his name, address, and operator's license and registration number to the person injured or to any officer or witnesses of the accident. The operator of such vehicle shall make a report of such accident in accordance with the law of the State of New York.

      45. Definitions. As used in these Rules and Regulations:

            (a) "Holidays" or "legal holidays" shall mean and include the following days in each year; the first day of January, known as New Year's day, the third Monday in January, known as Martin Luther King, Jr. day; the twelfth day of February, known as Lincoln's birthday; the third Monday in February, known as Washington's birthday; the last Monday in May, known as Memorial day; the fourth day of July, known as Independence day; the first Monday in September, known as Labor day; the second Monday in October, known as Columbus day; the eleventh day of November, known as Veteran's day; the fourth Thursday in November, known as Thanksgiving day; and the twenty-fifth day of December, known as Christmas day; and if any of such days is Sunday, the next day thereafter, and each general election day in the State of New York; and such other or different days or dates as are declared "Holidays" or "legal holidays" under the laws of the State of New York or as may hereafter be so declared.

            (b) "Normal business hours" shall mean 8 a.m. to 6 p.m. Mondays to Fridays inclusive, legal holidays excepted.

            (c) "Person" or "persons" shall mean and include natural persons, corporations and other legal entities, whether foreign or domestic, sovereign states and governments, governmental and quasi-governmental authorities, bureaus, agencies, boards and other units of governments, and partnerships, firms, companies, joint ventures and unincorporated associations. All persons shall be responsible for the acts or omissions of their officers, members, employees, agents, representatives, contractors, customers, guests, invitees, and those doing business with them.

            (d) "Manager" or "Manager of the World Trade Center" shall mean the person or persons from time to time designated by the Port Authority to exercise the powers and functions vested in the said Manager by these Rules and Regulations and shall include a temporary or acting Manager of the World Trade Center and his duly designated representative or representatives.

            (e) "Common areas and facilities" shall mean and include, without limiting the generality thereof, entrances, exits, lobbies, toilets, passages, halls, corridors, courts, plazas, vestibules, stairways and elevators, escalators and other areas and facilities for the movement of persons and/or property.


                               Page 6 of Exhibit R

            (New York "All-Purpose" Acknowledgment - Port Authority)

STATE OF NEW YORK  )
                   )ss.:
COUNTY OF NEW YORK )

            On the 21st day of March, 2000, before me, the undersigned, a Notary Public in and for said State, personally appeared Cherrie Nanninga, known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she signed the executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.


                                          /s/ Joseph A Cantelmo
                                          --------------------------------------
                                              (notarial seal and stamp)

                                                 JOSEPH A CANTELMO, JR
                                              Notary Public of New Jersey
                                                    ID. No. 2202727
                                          My Commission Expires June 20, 2002

              (New York "All-Purpose Acknowledgment - Corporation)

STATE OF NEW YORK  )
                   )ss.:
COUNTY OF QUEENS   )

            On the 15 day of February, 2000, before me, the undersigned, a Notary Public in and for said State, personally appeared TERRENCE ANDERSON, known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she signed the executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.


                                           /s/ Isabelle H. Hakiki
                                          --------------------------------------
                                              (notarial seal and stamp)

                                                    ISABELLE H. HAKIKI
                                             Notary Public, State of New York
                                                      No 01HA5041510
                                                Qualified in Queens County
                                            Commission Expires April 03, 2001